SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant [X]

      Filed by a Party other than the Registrant [ ]

      Check the appropriate box:
      [ ]   Preliminary Proxy Statement
      [ ]   Confidential, for Use of the Commission Only
            (as permitted by Rule 14a-6(e)(2))
      [X]   Definitive Proxy Statement
      [ ]   Definitive Additional Materials
      [ ]   Soliciting Material Pursuant to [S] 240.14a-12

                       CARRINGTON LABORATORIES, INC.
             -----------------------------------------------
            (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

      [X]  No fee required.

      [ ]  Fee computed on table below per Exchange Act Rules 14a-
           6(i)(1) and 0-11.

        1) Title of each class of securities to which transaction applies:
           ________________________________________________________________
        2) Aggregate number of securities to which transaction applies:
           ________________________________________________________________
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           ________________________________________________________________
        4) Proposed maximum aggregate value of transaction:
           ________________________________________________________________
        5) Total fee paid:
           ________________________________________________________________

      [ ]  Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:  ________________________________________
        2) Form, Schedule or Registration Statement No.: ___________________
        3) Filing Party: ___________________________________________________
        4) Date Filed: _____________________________________________________



                        CARRINGTON LABORATORIES, INC.
                            2001 Walnut Hill Lane
                             Irving, Texas  75038


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held On May 17, 2001


    NOTICE is hereby given that the annual meeting of shareholders of CARRINGTON LABORATORIES, INC. (the "Company") will be held on May 17, 2001, at 8:30 a.m., local time, at the Las Colinas Country Club, 4900 North O'Connor Boulevard, Irving, Texas 75062, for the following purposes:

   (1) To elect two persons to serve as directors of the Company for terms expiring at the annual meeting of shareholders in 2004;

   (2) To vote on proposals to approve amendments to the Company's Employee Stock Purchase Plan to (a) increase the aggregate number of shares of Common Stock issuable under the plan from 500,000 to 1,000,000 shares, and (b) amend the provision of such plan relating to shareholder approval of amendments to the plan;

   (3) To vote on a proposal to approve an amendment to the Company's 1995 Stock Option Plan to increase the maximum term for which options may be granted to non-employee directors from four years to 10 years;

   (4) To vote on a proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 2001; and

   (5) To transact such other business, including voting on one shareholder proposal, as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on March 30, 2001 are entitled to notice of and to vote at the meeting or any adjournment thereof. A record of the Company's activities during 2000 and financial statements for the fiscal year ended December 31, 2000 are contained in the accompanying 2000 Annual Report.

    You are urged, whether or not you plan to attend the meeting in person, to mark, sign and date the enclosed proxy and return it promptly in the accompanying envelope. If you do attend the meeting in person, you may withdraw your proxy and vote in person. The prompt return of proxies will assure the representation of sufficient shares to take the actions described above and save your Company the expense of further solicitation.

                                         By Order of the Board of Directors

                                         /s/ George DeMott
                                         ---------------------
                                         George DeMott
                                         Chairman of the Board

 Irving, Texas
 April 16, 2001


                        CARRINGTON LABORATORIES, INC.
                            2001 Walnut Hill Lane
                             Irving, Texas  75038
                                (972) 518-1300


                               PROXY STATEMENT

                      For Annual Meeting of Shareholders
                          To Be Held On May 17, 2001


    This Proxy Statement is furnished to the shareholders of Carrington Laboratories, Inc., a Texas corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting of shareholders to be held on May 17, 2001. Proxies in the form enclosed will be voted at the meeting if properly executed, returned to the Company prior to the meeting and not revoked. A proxy may be revoked at any time before it is voted by giving written notice or a duly executed proxy bearing a later date to the President of the Company, or by voting in person at the meeting.

    The approximate date on which this Proxy Statement and the accompanying proxy are first being sent to shareholders is April 16, 2001.


                          OUTSTANDING CAPITAL STOCK

    The record date for the determination of shareholders entitled to notice of and to vote at the annual meeting is March 30, 2001 (the "Record Date"). At the close of business on the Record Date, the Company had 9,734,087 shares of Common Stock, $.01 par value ("Common Stock"), issued and outstanding and entitled to vote at the meeting.


                      ACTION TO BE TAKEN AT THE MEETING

    Shares of Common Stock represented by a validly executed proxy in the accompanying form, unless the shareholder otherwise specifies in the proxy, will be voted (i) for the election of the persons named as nominees under the caption "Election of Directors" as directors of the Company, (ii) for the proposal to approve an amendment to the Company's Employee Stock
 Purchase Plan to increase the aggregate number of shares of Common Stock issuable under that plan from 500,000 to 1,000,000 shares, (iii) for the proposal to approve an amendment to the provision of the Company's Employee Stock Purchase Plan relating to shareholder approval of amendments to that plan, (iv) for the proposal to amend the Company's 1995 Stock Option Plan to increase the maximum term for which options may be granted to non-employee directors from four to 10 years, (v) for the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001, and (vi) against the shareholder proposal to declassify the Board of Directors and require that all directors be elected annually (if such proposal is properly presented at the meeting).

    Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter or business is brought before the meeting or any adjournment thereof, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter or business to be presented for consideration at the meeting.


                              QUORUM AND VOTING

    The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding as of the Record Date is necessary to constitute a quorum at the annual meeting. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in such holder's name on the Record Date.


                            PRINCIPAL SHAREHOLDERS

    The following table sets forth certain information as of March 31, 2001, unless otherwise indicated, with respect to the shareholders known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock of the Company, based on the information available to the Company on such date. Except as otherwise indicated, each shareholder named in the table has sole voting and investment power with respect to all shares indicated as being beneficially owned by such shareholder.

                                          Shares of
                                         Common Stock
 Beneficial Owner                     Beneficially Owned     Percent of Class
 ----------------                     ------------------     ----------------
 Thomas J. Marquez                         832,440(1)              8.5%
   c/o Carrington Laboratories, Inc.
   2001 Walnut Hill Lane
   Irving, Texas  75038

 Dimensional Fund Advisors                 606,300(2)              6.2%
   1299 Ocean Avenue, 11th Floor
   Santa Monica, CA 90401

 ------------------------------------
 (1) Includes 39,300 shares held  in a trust  controlled by  Mr. Marquez  and
     45,100 shares that  he has  the right  to  acquire pursuant  to  options exercisable within 60 days after March 31, 2001.

 (2) Based on a report  on Schedule 13G filed  by  Dimensional Fund  Advisors
     Inc. ("DFA") with the  Securities and Exchange Commission on February 2,
     2001. DFA, a registered investment advisor, furnishes investment advice to four registered investment companies and serves as investment manager to certain other commingled group trusts and separate accounts.
     Collectively,  those  investment  companies,  trusts  and  accounts  own
     606,300 shares of the Company's Common Stock, but to DFA's knowledge no one of them owns more than 5% of the class. In its role as investment adviser or manager, DFA possesses sole voting and/or investment power with respect to such shares, but it disclaims beneficial ownership.

    The Company knows of no arrangements the operation of which may at a subsequent date result in a change of control of the Company.


               REQUIRED AFFIRMATIVE VOTE AND VOTING PROCEDURES

    With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. The two nominees who receive a plurality of the votes cast by shareholders present or represented by proxy at the annual meeting, and entitled to vote on the election of directors, will be elected as directors of the Company. Thus, any abstentions, "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon) or other limited proxies will have no effect on the election of directors.

    The Company's Bylaws provide that the vote required to approve matters other than the election of directors is the affirmative vote of the holders of a majority of the shares entitled to vote on, and voted for or against, the matter at a meeting at which a quorum is present. Abstentions may be specified on all proposals except the election of directors. Under applicable law and the Company's Bylaws, abstentions and shares represented by broker non-votes or other limited proxies for a particular proposal will be counted as present for purposes of determining the existence of a quorum at the meeting but will be excluded entirely from the voting tabulation for that proposal. Therefore, abstentions, broker non-votes and other limited proxies will have no effect on the outcome of the Company's proposals to approve two amendments to the Employee Stock Purchase Plan, to approve an amendment to the 1995 Stock Option Plan, or to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001, or on the outcome of any other matter that may come before the meeting, including the proposal of a shareholder to declassify the Board of Directors and require that all directors be elected annually.


                            ELECTION OF DIRECTORS

    The Company's Bylaws provide that the Company's operations will be governed by the Board of Directors, which is elected by the shareholders. The Company's Board of Directors is divided into three classes with staggered three-year terms. All directors of one class hold their positions until the annual meeting of shareholders at which the terms of the directors in such class expire and their respective successors are elected and qualified, or until their earlier death, resignation, disqualification or removal from office. The Company's Bylaws provide that the number of directors shall not be less than five nor greater than nine, and the exact number of directors that shall constitute the Board of Directors shall be fixed from time to time by resolution of the Board. The Board of Directors has determined that the number of directors will be seven.

    At the meeting, two directors will be elected. One Board position will remain vacant after the meeting. The Board is still searching for a qualified candidate to fill that position. The Board has the power to fill the vacant position without any requirement for approval or ratification by the shareholders. However, if the Board fills the vacant position, the
 Board expects that such action will be presented to the shareholders for ratification at a subsequent annual meeting.

    All duly submitted and unrevoked proxies will be voted for the nominees selected by the Board of Directors, except where authorization to so vote is withheld. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to vote for another person designated by the Board.

    The Board of Directors has nominated Thomas J. Marquez and Selvi Vescovi for election as directors at the annual meeting, to serve three-year terms expiring at the annual meeting of shareholders in 2004. Mr. Marquez and Mr. Vescovi are currently directors of the Company, with terms expiring at the 2001 annual meeting, and each has consented to serve as a director if elected.

    The Board of Directors recommends that shareholders vote FOR the election of Thomas J. Marquez and Selvi Vescovi as directors of the Company.

    The other four directors of the Company have been elected to terms that do not expire at the 2001 annual meeting. R. Dale Bowerman is currently serving a term expiring in 2002, and George DeMott, Robert A. Fildes, Ph.D. and Carlton E. Turner, Ph.D., D.Sc. are currently serving terms expiring in 2003.

    Information as of March 31, 2001 about all six directors of the Company, including the current nominees, is set forth in the following paragraphs.

    R. DALE BOWERMAN, 61, has served as a director of the Company since January 1991. Mr. Bowerman was President and Chief Executive Officer of Southwest Health Alliances, L.L.C. from May 1994 until his retirement in October 1997. From 1973 to April 1994, he was Chief Financial Officer of High Plains Baptist Health Systems, a nonprofit hospital system. Mr. Bowerman is also a director of Sunrise Technologies, Inc., a publicly traded company.

    GEORGE DEMOTT, 68, has served as a director of the Company since May 1990 and Chairman of the Board since April 1995. He has been an independent business consultant since 1987. From 1963 to 1987, Mr. DeMott held various positions with American Home Products Corporation, a worldwide marketer of pharmaceuticals, over-the-counter drugs and household products, serving as Group Vice President from 1978 to 1987. From 1964 to 1978, Mr. DeMott was with the Whitehall Laboratories Division of that corporation, and he served as President of that division from 1974 until 1978.

    ROBERT A. FILDES, Ph.D., 62, has served as a director of the Company since March 1991. He also served, on an independent contractor basis, as the Company's interim Executive Vice President, Research and Development from October 1, 1997 until he resigned from that position effective as of
 May 18, 2000, though he has continued to consult with the Company on research and development matters as an independent contractor. Since January 1998 he has served as president of SB2 Inc., a biopharmaceutical company, and from June 1998 to December 1998 he served as Chief Executive Officer of Atlantic Pharmaceuticals Inc., a biopharmaceutical company. From February 1993 to August 1997, he was Chairman of the Board and Chief Executive Officer of Scotgen Biopharmaceuticals, Inc., a biotechnology company. From August 1990 to January 1993, he was an independent business consultant in the pharmaceutical industry. Dr. Fildes was President and Chief Executive Officer of Cetus Corporation, a biopharmaceutical company, from 1982 to 1990. From 1980 to 1982, he was President of Biogen, Inc., the United States subsidiary of Biogen, N.V., Geneva, Switzerland. Prior to joining Biogen, Dr. Fildes was Vice President of Operations for the Industrial Division of Bristol-Myers Company. Dr. Fildes is also a director of the following biopharmaceutical companies: La Jolla Pharmaceutical Co. and Cytovax Biotechnologies Inc., each a publicly traded company, and Orbon Corporation and SB2 Inc., each a private company.

    THOMAS J. MARQUEZ, 63, has served as a director of the Company since August 1987. In addition, from August 1987 until May 1990, Mr. Marquez was Chairman of the Board and Chief Executive Officer of the Company. From 1965 to 1979, Mr. Marquez was an officer of Electronic Data Systems, Inc., a computer services company, and he served as a director of that corporation from 1965 to 1984. Since his resignation as an officer of Electronic Data Systems, he has been engaged primarily in personal investment activities and a number of public service projects. Mr. Marquez is also a director of Aquinas Funds, Inc.

    CARLTON E. TURNER, Ph.D., D.Sc., 60, has served as a director of the Company since May 1989 and as President and Chief Executive Officer of the Company since April 1995. In addition, from January 1994 to November 1994, Dr. Turner was Executive Vice President of the Company, and from November 1994 to April 1995, he was Chief Operating Officer of the Company. He was President and Chief Executive Officer of Princeton Diagnostic Laboratories of America, Inc., a biomedical and pharmaceutical testing laboratory, from 1987 through May 1993. He also served as a director of that corporation from 1987 to January 1994. From 1981 through 1987, he was Director of the Drug Abuse Policy Office of the White House, President Reagan's principal advisor on drug abuse policy. From 1970 to 1981, Dr. Turner was a research professor and director of the Research Institute of Pharmaceutical Sciences at the University of Mississippi School of Pharmacy. Dr. Turner serves as a director of Tutogen Medical, Inc., a publicly traded company.

    SELVI VESCOVI, 70, has served as a director of the Company since May 1989. He served as Chairman of the Board from May 1990 to April 1995 and as interim President and Chief Executive Officer of the Company from March 1995 to April 1995. Mr. Vescovi was employed by The Upjohn Company ("Upjohn"), a manufacturer of human pharmaceuticals and pharmaceutical chemicals, in various capacities from 1954 until his retirement in 1988 from his positions as Corporate Vice President of Upjohn, a position he had held since 1977, and President and General Manager of Upjohn International, Inc., the subsidiary of Upjohn responsible for international operations. He had held the latter position since 1985. Following his retirement, Mr. Vescovi served as Adjunct Professor, International Management, at Western Michigan University from 1988 to 1993 and as a member of the Advisory Board of the College of Business Administration of the University of South Carolina from 1988 to 1994. Mr. Vescovi is also a director of Centaur Pharmaceutical, Inc., a private company.


               PROPOSALS TO AMEND EMPLOYEE STOCK PURCHASE PLAN

 Introduction

    At the annual meeting in 1993, the shareholders of the Company approved the adoption of the Carrington Laboratories, Inc. Employee Stock Purchase Plan (the "Purchase Plan"). Later in 1993, the Board adopted, and in 1994 the shareholders approved, the first amendment to the Purchase Plan. Additional amendments to the Purchase Plan were adopted by the Board in 1995, and no shareholder approval of those amendments was required or sought. A copy of the Purchase Plan as currently in effect is attached to this Proxy Statement as Appendix A. The description in this Proxy Statement of the Purchase Plan is intended solely as a summary, does not purport to be complete, and is qualified in its entirety by the full text of the Purchase Plan as set forth in Appendix A.

 Purchase Plan Amendments

    On March 22, 2001, the Board of Directors adopted two amendments to the Purchase Plan (the "Purchase Plan Amendments"). The first Purchase Plan Amendment amends Section 3 of the Purchase Plan to increase the maximum number of shares of Common Stock issuable under the Purchase Plan from 500,000 to 1,000,000 shares. Through March 31, 2001, a total of 372,049 shares of Common Stock have been purchased under the Purchase Plan. The purpose of increasing the number of shares covered by the Purchase Plan is to enable the Company to continue to sell shares of its Common Stock to its employees on terms that are advantageous to them, and thereby to attract and retain desirable employees, encourage them to own shares of the Company's Common Stock, increase their personal interest in the Company's success and progress, and provide them with an additional incentive to enhance the value of the Company's Common Stock.

    The second Purchase Plan Amendment amends the provision in Section 15 of the Purchase Plan that sets forth the steps necessary to amend the Purchase Plan. That provision currently states that the Board of Directors may alter or amend the Purchase Plan but may not, without the approval of the Company's shareholders and of any regulatory authorities having jurisdiction, make any alteration or amendment that operates to (a) increase the total number of shares of Common Stock which may be issued under the Purchase Plan (except in certain cases), (b) modify the criteria for determining the employees or class of employees eligible to participate in the Purchase Plan, or (c) materially increase benefits accruing under the Purchase Plan to participants who are subject to Section 16 of the Securities Exchange Act of 1934. The Purchase Plan Amendment to that provision changes it to read as follows:

    "The Board of Directors may at any time suspend, terminate, amend or modify the Plan, in whole or in part; provided, however, that no amendment or modification of the Plan shall become effective without the approval of such amendment or modification by the shareholders of the Company if the Company, on the advice of counsel, determines that such shareholder approval is necessary or desirable."

    This Purchase Plan Amendment is consistent with a similar amendment to the Company's 1995 Stock Option Plan made by the Board and approved by the Company's shareholders in 1998. The purpose of this amendment is to enable the Company to avoid incurring the delay and expense of obtaining shareholder approval of amendments to the Purchase Plan under circumstances in which there is no compelling reason to obtain such approval. Shareholder approval of amendments to employee stock purchase plans is sometimes required by tax laws or regulations, Securities and Exchange Commission rules, Nasdaq or stock exchange rules or for other reasons, but those requirements change from time to time. The Board determined that it would be preferable not to include in the Purchase Plan any requirements for shareholder approval that were based on law or regulations that exist today but may not exist in the future. In this way, if there is no external requirement for shareholder approval of an amendment to the Purchase Plan, and the Company and its counsel determine that there is no other compelling reason to seek such approval, the Company will be able to implement the approval without the delay and expense that would be incurred in seeking shareholder approval.

    Shareholders of the Company will be asked to approve the Purchase Plan Amendments at the annual meeting to be held on May 17, 2001. The Option Plan Amendments will not be effective unless they are approved by the shareholders. If the shareholders approve either or both of the Purchase Plan Amendments, the amendment or amendments so approved will become effective on the date of that approval.

    The closing sales price of the Company's common stock on March 30, 2001, as reported by Nasdaq, was $1.03 per share.

 Description of the Purchase Plan as Currently in Effect

    Each full-time employee, including any officer, of the Company or its participating subsidiaries is eligible to participate in the Purchase Plan. For this purpose, a full-time employee is one whose customary employment is for more than 20 hours per week and for more than five months in any calendar year. Directors who are not employees of the Company are not eligible to participate in the Purchase Plan. As of February 28, 2001, approximately 203 persons were eligible to participate in the Purchase Plan, and 44 employees were participating. Each eligible employee who elects to participate in the Purchase Plan on or before any January 1, April 1, July 1 or October 1 (a "quarterly enrollment date") becomes a participant on that quarterly enrollment date and remains a participant until his or her participation is terminated. A participant may elect to contribute to the Purchase Plan during any year, through regular payroll deductions, not more than 10% nor less than 1% of his or her base compensation, as determined in accordance with the provisions of the Purchase Plan.

    The right of a participating employee to purchase shares of Common Stock under the Purchase Plan is referred to as an "option". An option is deemed granted to each participant on the later of January 1 of each year or the quarterly enrollment date on which the participant enrolled in the Purchase Plan (the "date of grant"). On the last business day of each month, each participant is deemed automatically to have exercised the current installment of his or her option, and the Company applies all the funds accumulated in the participant's account to the purchase from the Company of the largest possible number of whole shares of Common Stock. The purchase price of a share of a Common Stock purchased upon exercise of an installment of a Purchase Plan option is the lower of 85% of the Fair Market Value per share on the date of grant of the option or 85% of the Fair Market Value per share on the date on which the installment is deemed exercised. "Fair Market Value" is defined as the closing sales price of the Common Stock on the date in question, as reported on Nasdaq.

    No participant may purchase shares under the Purchase Plan at a rate that exceeds $25,000 in Fair Market Value (determined at the time an option is granted) for each calendar year. In addition, no participant may be granted an option under the Purchase Plan if he or she would, immediately after the grant, own stock (including the stock purchasable under the option) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary corporation of the Company.

    A participant may change his or her payroll deduction amount up to three times in respect of each year by delivering a new payroll deduction authorization form to the Company. Participants may withdraw from participation in the Purchase Plan at any time. Upon withdrawal, the balance in the participant's withholding account and any shares being held in custody for him or her are delivered to the participant. After an employee's participation in the Purchase Plan has been terminated, he or she may re-enroll as of any subsequent quarterly enrollment date on which he or she is an eligible employee, except that an employee will not be permitted to re-enroll until a quarterly enrollment date that is at least six months after the date of his or her withdrawal from the Purchase Plan.

    Shares of Common Stock purchased under the Purchase Plan are held in custody for the account of participants unless the Company has been requested by individual participants to deliver certificates representing their shares. A participant possesses all the rights and privileges of a shareholder of the Company with respect to the shares of Common Stock being held in custody under the Purchase Plan for his or her benefit and is entitled to receive all dividends, distributions and shareholder communications with respect to such shares. No fractional shares are issued under the Purchase Plan. Any balance of funds remaining in a participant's account following the exercise of any installment of an option is returned to the participant, except that any such balance representing a fractional share of Common Stock is retained in the withholding account and applied to the purchase of shares in the following month.

    No interest is payable on amounts held in withholding accounts, and the proceeds received by the Company upon exercise of options under the Purchase Plan constitute general funds of the Company. An option granted under the Purchase Plan is not transferable and is exercisable only by the participant to whom it is granted.

    The Purchase Plan contains certain restrictions on resales of shares of Common Stock purchased under the plan. One of those restrictions gives the Company a right of first refusal to purchase all shares of Common Stock that a participant proposes to sell within two years after the date of their purchase under the Purchase Plan. In addition, participants who are "affiliates" of the Company for purposes of the Securities Act of 1933 (the "Securities Act") may resell stock purchased under the Purchase Plan only in compliance with the registration requirements of the Securities Act or pursuant to an exemption therefrom, such as the exemption provided by Rule 144 under the Securities Act.

    The Purchase Plan is administered by a committee consisting of three or more employees of the Company appointed by the Board. The current members of that committee are Carlton E. Turner, Ph.D., D. Sc., President and Chief Executive Officer; Robert W. Schnitzius, Chief Financial Officer, Treasurer and Secretary; and Carol Kitchell, Personnel Manager. Fees and expenses incurred in connection with the administration of the Purchase Plan are paid by the Company.

    The Board of Directors may amend or terminate the Purchase Plan at any time without shareholder approval; provided, however, that shareholder approval is required for any amendment that would (a) increase the total number of shares of common stock issuable under the Purchase Plan (other than pursuant to certain provisions of the Purchase Plan relating to stock splits, stock dividends, mergers and other changes in the Common Stock), (b) modify the criteria for determining the employees or class of employees eligible to participate, or (c) materially increase benefits accruing under the Purchase Plan to participants who are subject to Section 16 of the Securities Exchange Act of 1934 (principally, directors and executive officers of the Company). No termination or amendment of the Purchase Plan will adversely affect the rights of a participant under an option outstanding at the time of the termination or amendment, except with his or her consent.

 Federal Income Tax Consequences

    The following summary relates to U.S. federal income tax consequences only and applies to United States citizens and foreign persons who are United States residents. In addition to the income tax consequences described below, the acquisition, ownership or disposition of an option or shares of Common Stock acquired upon the exercise of an option under the Purchase Plan may have tax consequences under U.S. federal estate tax laws and various state laws that may be applicable to certain participants in the Purchase Plan.

    The Purchase Plan is designed to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Tax Code"). Amounts deducted from the income of a participating employee under the Purchase Plan are included in the employee's income for the year in which such amounts would otherwise have been paid to the employee, and are deductible by the Company. The employee does not recognize additional taxable income either (a) at the time options are granted pursuant to the Purchase Plan or (b) at the time installments of options are exercised under the Purchase Plan, and no further deduction is allowed to the Company at either time. A participant's basis in shares of Common Stock purchased under the Purchase Plan equals the amount paid for such shares.

    An employee who purchases shares of Common Stock pursuant to an option granted under the Purchase Plan and disposes of such shares more than two years after the date of grant of the option and more than one year after the date of exercise of the option, or who dies at any time while holding the shares, recognizes ordinary income at the time of disposition or death in an amount equal to the lesser of (a) the excess, if any, of the fair market value of the shares at the time of the disposition or death over the amount paid for the shares, or (b) 15% of the fair market value of the shares at the time the option was granted. The Company is not entitled to a deduction in respect of any amount of ordinary income so recognized by the employee. The employee's basis in the shares disposed of is increased by the amount of ordinary income recognized. Any further gain recognized on the disposition is taxed as long-term capital gain.

    An employee who  purchases shares of Common  Stock pursuant to an  option under the Purchase Plan and disposes of such shares less than two years after date of grant of the option or less than one year after the date of exercise of the option recognizes ordinary income at the time of disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise of the option over the amount paid for such shares or, if less, the gain on disposition. The Company is entitled to a deduction equal to the amount of ordinary income recognized by the employee. Any additional gain recognized by the employee on the disposition is short-term or long-term capital gain, depending on the employee's holding period for the shares transferred.

    The Purchase Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Tax Code.

 Recommendation of the Board of Directors

    The Board of Directors recommends that shareholders vote FOR the proposals to approve the amendments (a) increasing the number of shares of Common Stock issuable under the Purchase Plan and (b) amending the provision of the Purchase Plan relating to shareholder approval of amendments to the Purchase Plan.


                   PROPOSAL TO AMEND 1995 STOCK OPTION PLAN

 Introduction

       At the annual meeting in April 1995, the shareholders of the Company approved the adoption of the Carrington Laboratories, Inc. 1995 Stock Option Plan (the "Option Plan"). The Option Plan became effective on April 1, 1995 and replaced the Company's 1985 Stock Option Plan, which expired in February 1995. A total of 1,500,000 shares of Common Stock are reserved for issuance under the Option Plan. In 1996 and 1998, the Board of Directors adopted, and the shareholders approved, amendments to the Option Plan. A copy of the amended and restated Option Plan as currently in effect is attached to this Proxy Statement as Appendix B. The description in this Proxy Statement of the Option Plan is intended solely as a summary, does not purport to be complete, and is qualified in its entirety by the full text of the Option Plan attached hereto as Appendix B.

 Option Plan Amendment

    On March 22, 2001, the Board of Directors adopted an amendment to the Option Plan (the "Option Plan Amendment") increasing the maximum term for which options may be granted to non-employee directors ("outside directors") from four years to ten years. At the annual meeting to be held on May 17, 2001, the shareholders will be asked to approve the Option Plan Amendment. The Option Plan Amendment will not be effective unless it is approved by the shareholders. If the shareholders approve the Option Plan Amendment, it will become effective on the date of that approval.

    The Option Plan Amendment amends the first sentence of Section 3.03 of the Option Plan as indicated below (the words added by the Option Plan Amendment are in bold type, and the words deleted are struck through):

    "Except as otherwise provided for herein, each Option granted to an Outside Director under the Plan shall be exercisable in whole or in part during [(struck through) the four-year] SUCH period [(struck through) commencing on] AS THE COMMITTEE SHALL DETERMINE, WHICH PERIOD SHALL NOT BE LONGER THAN TEN YEARS FROM the date of grant of such Option."

    The purpose of the Option Plan Amendment is to enable the Company to better compensate its outside directors for their services and to provide them with even greater incentive to maximize the value of the Company to its shareholders over the long term. Under the Option Plan, the maximum term for which options may be granted to employees of the Company is ten years. The same is true of options granted to outside consultants. The Company believes that the four-year term currently provided in the Option Plan for options granted to outside directors is inadequate and that the maximum term for options granted to outside directors should be the same as it is for options granted to employees and outside consultants.

 New Plan Benefits

    The persons who would benefit from the approval of the Option Plan Amendment are the five outside directors of the Company. If approved by shareholders, the Option Plan Amendment would not affect outstanding options currently held by outside directors but would apply only to options that may be granted to outside directors in the future. The extent to which any outside director would actually benefit from the Option Plan Amendment is not currently determinable. The following table sets forth certain information relating to the options granted to the outside directors under the Option Plan in 2000, first for the four-year options actually granted and then, on a pro forma basis, for the same options as if they had been granted for ten-year terms:


                                                    Potential Realizable Values at Assumed
                                                 Annual Rates of Stock Price Appreciation (2)
                                               ------------------------------------------------
                         Number of
                           Shares   Exercise   For Actual 4-Year Term  For Assumed 10-Year Term
                        Underlying   Price     Expiring May 17, 2004    Expiring May 17, 2010
                          Options     Per      ----------------------  ------------------------
      Name              Granted(1)   Share          5%        10%           5%          10%
      ----              ----------   -----        -----      -----        -----        -----
 R. Dale Bowerman           2,500  $2.03125      $1,094     $2,357       $3,194       $8,093

 George DeMott              2,500  $2.03125      $1,094     $2,357       $3,194       $8,093

 Robert A. Fildes, Ph.D.    2,500  $2.03125      $1,094     $2,357       $3,194       $8,093

 Thomas J. Marquez          2,500  $2.03125      $1,094     $2,357       $3,194       $8,093

 Selvi Vescovi              2,500  $2.03125      $1,094     $2,357       $3,194       $8,093


 (1) Each outside director was  actually granted only one nonqualified stock option in 2000 to purchase  2,500 shares of Common Stock at a price equal to the fair market value of the Common Stock on the
     date of grant.   Each option has a term of  four years and may be
     exercised in whole or in part at any time during that term.

 (2) The assumed  five percent  and ten percent  rates of  stock price
     appreciation do  not reflect  expected actual appreciation.   The
     amounts shown represent  the assumed values of  the stock options
     (less the exercise  prices) at the  end of the  four-year or ten-
     year periods beginning  on the dates  of grant and  ending on the actual or assumed option expiration dates.

 Description of the Option Plan as Currently in Effect

    The Option Plan authorizes the granting to employees of the Company and its affiliates of both incentive stock options, as defined under Section 422 of the Tax Code, and nonqualified stock options to purchase Common Stock. All employees of the Company and its affiliates are eligible to participate in the Option Plan. The Option Plan also authorizes the granting to outside directors of nonqualified stock options to purchase Common Stock. At February 28, 2001, there were 203 employees and five outside directors of the Company who were eligible to be granted options under the Option Plan.

    The Board of Directors or the Compensation and Stock Option Committee (the "Committee") is responsible for the administration of the Option Plan and determines the employees to be granted options, the period during which each option will be exercisable, the number of shares and exercise price of the Common Stock covered by each option granted to employees and whether an option will be a nonqualified or an incentive stock option. The current members of the Committee are R. Dale Bowerman (Chairman), George DeMott and Selvi Vescovi.

    No option granted pursuant to the Option Plan is transferable otherwise than by will or the laws of descent and distribution. The term of each option granted to an employee under the Option Plan is determined by the Board of Directors or the Committee, but in no event may the term exceed ten years from the date of grant. The exercise price for the purchase of shares subject to such an option cannot be less than 100% of the fair market value of the Common Stock on the date the option is granted. Furthermore, the exercise price for any incentive stock option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or an affiliate must be at least 110% of the fair market value of the Common Stock at the date of the grant. Upon exercise of an option by an employee, the purchase price must be paid in full in cash. Unpurchased shares of Common Stock subject to options that have expired or terminated without being exercised in full are again available for grant under the Option Plan. The Option Plan contains a $100,000 limitation on the value (determined at the grant date) of stock for which incentive stock options granted to any employee may become exercisable for the first time in any calendar year. In addition, the aggregate number of shares of Common Stock for which any employee may be granted options during any one calendar year may not exceed 75,000.

    The Committee and the Board have discretion regarding the times at which and the numbers of shares for which nonqualified stock options may be granted to outside directors. Each option granted to an outside director under the Option Plan has a term of four years, is exercisable in whole or in part from the date of grant throughout the entire term of the option, and remains effective during its entire term regardless of whether the director continues to serve as a director. The purchase price per share of Common
 Stock under each option granted to an outside director is the fair market value per share of the Common Stock on the date of grant.

    The Option Plan also authorizes the granting of nonqualified stock options to purchase Common Stock to consultants and advisors to the Company or an affiliate ("Consultants"), provided that bona fide services are rendered by the Consultants and such services are not in connection with the offer or sale of securities in a capital-raising transaction. The purchase price per share of Common Stock under each option granted to a Consultant is determined by the Committee, but may not be less than 100% of the fair market value per share of Common Stock at the time the option is granted. Each option granted to a Consultant under the Option Plan is exercisable during such period as the Committee determines; provided, however, that the unexpired portion of any option granted to a Consultant may expire no later than the first to occur of (i) the expiration of ten years from the date the option was granted, or (ii) the expiration of one year from the date of the Consultant's death.

    The Committee or the Board may accelerate the date on which all or any portion of any option granted under the Option Plan becomes exercisable. The Committee or the Board may also terminate any option by reason of the optionee's fraud, dishonesty or certain other acts.

    In the event that the Company effects a split of the outstanding shares of Common Stock or a dividend payable in Common Stock, or that the outstanding Common Stock is combined into a smaller number of shares, the maximum number of shares as to which options may be granted under the Option Plan will be increased or decreased proportionately, and the shares subject to outstanding options and the purchase price per share of such options will be increased or decreased proportionately so that the aggregate purchase price for all the shares then subject to such options will remain the same as immediately prior to the split, dividend or combination. In the event of a reclassification of Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization (including merger, consolidation or sale of assets) of the Company, the Board of Directors of the Company will make such adjustments, if any, as it deems appropriate in the number, purchase price and kind of shares covered by the unexercised portions of options theretofore granted under the Option Plan, to the extent permitted by applicable law.

    Upon the occurrence of a "change in control" of the Company, the maturity of all options then outstanding under the Option Plan, excluding those that have been granted to Consultants, will be accelerated automatically, so that all such options will become exercisable in full with respect to all shares that have not been previously exercised or become exercisable. A "change in control" includes certain mergers, consolidations, reorganizations or sales of assets, or a dissolution of the Company, a change in the control of the Board of Directors or the acquisition by a shareholder of 20% or more of the Common Stock of the Company.

    Unless sooner terminated, the Option Plan will expire on March 31, 2005. The Board of Directors of the Company may at any time suspend, terminate, amend or modify the Option Plan, provided that no amendment or modification may become effective without the approval of the amendment or modification by the shareholders of the Company if the Company, on advice of counsel, determines that shareholder approval is necessary or desirable. No suspension, termination, amendment or modification of the Option Plan may adversely affect the rights of an optionee under an option without the consent of the optionee.

 Federal Income Tax Consequences

    Nonqualified Stock Options. No income is recognized by an optionee for federal income tax purposes upon the grant of a nonqualified stock option. Upon exercise of a nonqualified stock option, the optionee recognizes ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price of the shares. Income recognized by optionees who are employees of the Company upon the exercise of nonqualified stock options is considered compensation subject to withholding at the time the income is recognized, and therefore, the Company or one of its affiliates must make the necessary arrangements with the optionee to ensure that the amount of the tax required to be withheld is available for payment. The nonqualified stock options granted under the Option Plan are designed to provide the Company with a deduction, subject to the deduction limitations described below, equal to the amount of ordinary income recognized by the optionee at the time of recognition.

    The basis of shares transferred to an optionee pursuant to exercise of a nonqualified stock option is the price paid for the shares plus an amount equal to any income recognized by the optionee as a result of the exercise of the option. If an optionee thereafter sells shares acquired upon exercise of a nonqualified stock option, the difference between the amount realized and the basis of the shares constitutes capital gain or loss to the optionee for federal income tax purposes.

    Incentive Stock Options. No income is recognized by an optionee for federal income tax purposes upon the grant or the exercise of an incentive stock option. The basis of shares transferred to an optionee pursuant to the exercise of an incentive stock option is the price paid for the shares. If the optionee holds such shares for at least one year after transfer of the shares to the optionee and two years after the grant of the option, whichever is later, the optionee recognizes capital gain or loss upon sale of the shares received upon exercise of the option equal to the difference between the amount realized on such sale and the exercise price. Generally, if the shares are not held for that period, the optionee recognizes ordinary income upon disposition in an amount equal to the excess of the fair market value of the purchased shares on the date of exercise over the option price of the shares, or if less (and if the disposition is a transaction in which loss, if any, is recognized), the gain on disposition. Any additional gain realized by the optionee upon such disposition is a capital gain.

    The excess of the fair market value of shares on the date of the exercise of an incentive stock option over the option price for the shares is an item of adjustment for purposes of the alternative minimum tax.

    The Company is not entitled to a deduction upon the exercise of an incentive stock option by an optionee. If the optionee disposes of the shares of stock received pursuant to such exercise prior to the expiration of one year following transfer of the shares to the optionee or two years after grant of the option, however, the Company may, subject to the deduction limitations described below, deduct an amount equal to the ordinary income recognized by the optionee upon disposition of the shares at the time the income is recognized by the optionee.

    Limitations on the Company's Compensation Deduction. Section 162(m) of the Tax Code limits the deduction that the Company may take for otherwise deductible compensation payable to certain executive officers of the Company to the extent that compensation paid to such officers for the year exceeds $1 million, unless such compensation is performance-based, is approved by the Company's shareholders and meets certain other criteria. Although the Company intends that options granted to employees under the Option Plan will satisfy the requirements to be considered performance-based for purposes of
 Section 162(m) of the Tax Code, there is no assurance that the options will satisfy such requirements and, accordingly, the Company may be limited by
 Section 162(m) of the Tax Code in the amount of deductions it would otherwise be entitled to take (as described in the foregoing summary) with respect to options awarded under the Option Plan.

    Section 280G of the Tax Code limits the deductibility of certain "parachute payments" to disqualified individuals by the Company. Generally, "parachute payments" consist of payments made in connection with a change in control of the Company. It is possible that accelerated vesting of options that occurs automatically upon a change in control of the Company could be a "parachute payment" subject to the deduction limitations of Section 280G of the Tax Code. In addition, Section 4999 of the Tax Code imposes a 20% nondeductible excise tax upon the disqualified individual receiving certain "parachute payments."

    The foregoing summary relates to U.S. federal income tax consequences only and applies to U.S. citizens and foreign persons who are U.S. residents. The U.S. tax consequences associated with the grant of options to nonresident aliens depends upon a number of factors, including whether the grant is considered to be U.S. source income and whether the provisions of any treaty are applicable.

 Recommendation of the Board of Directors

    The Board of Directors recommends that shareholders vote FOR the proposal to approve the amendment to the Option Plan to increase the maximum term for which options may be granted to non-employee directors from four years to 10 years.


             RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Company's Board of Directors has appointed the firm of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001. Shareholders will be asked to ratify that appointment at the annual meeting. If the appointment is not ratified by the holders of a majority of the shares of Common Stock present or represented and voted for or against such ratification at the meeting, the Board will reconsider the appointment. Representatives of Ernst & Young LLP are expected to be present at the annual meeting and will be given an opportunity to make a statement, if they so desire. They will also be available to respond to appropriate questions addressed to them. See "Audit Committee Report - Fees" below for information concerning the fees that the Company paid to Ernst & Young LLP for services performed by that firm in 2000.

    The Company's Board of Directors recommends that shareholders vote FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal 2001.


            SHAREHOLDER PROPOSAL TO DECLASSIFY BOARD OF DIRECTORS

    Peter J. Palmisano, M.D. ("Proponent"), the beneficial owner of 3,350 shares of Common Stock, submitted the following shareholder proposal:

    "SHAREHOLDER PROPOSAL

    "Eliminate Classified Board (Staggered Board) System of Voting

    "'RESOLVED: That the stockholders of Carrington Laboratories request that the Board of Directors take the necessary steps, in accordance with state law, to declassify the Board of Directors so that all directors are elected annually, such declassification to be effected in a manner that does not affect the unexpired terms of directors previously elected.'

    "SUPPORTING STATEMENT

    "The election of directors is the primary avenue for stockholders to influence corporate governance policies and to hold management accountable for its implementation of those policies. I believe that the classification of the Board of Directors, which results in only a portion of the Board being elected annually, is not in the best interests of the Company and its stockholders.

    "The Board of Directors of the Company is divided into three classes serving staggered three-year terms. I believe that the Company's classified Board of Directors maintains the incumbency of the current Board and therefore of current management, which in turn limits management's accountability to stockholders.

    "The elimination of the Company's classified Board would require each new director to stand for election annually and allow stockholders an opportunity to register their views on the performance of the Board collectively and each director individually. I believe this is one of the best methods available to stockholders to insure that the Company will be managed in a manner that is in the best interests of the stockholders.

    "As a supporter of the Investors' Rights Association of America, I believe that concerns expressed by companies with classified boards that the annual election of all directors could leave companies without experienced directors in the event that all incumbents are voted out by stockholders, are unfounded. In my view, in the unlikely event that stockholders vote to replace all directors, this decision would express stockholder dissatisfaction with the incumbent directors and reflect the need for change.

    "I URGE YOUR SUPPORT, VOTE FOR THIS RESOLUTION."

    The Board of Directors recommends a vote AGAINST the proposal to declassify the Board of Directors, for the following reasons:

    Since 1992, the Company's Board of Directors has been divided into three classes of directors who are elected to staggered three-year terms, with one class being elected each year. The classified Board provides director continuity and stability by assuring that a substantial percentage of the directors at any time will have had prior experience and in-depth knowledge of the Company, and it therefore enhances the Board's ability to focus on long-term strategy and long-term performance.

    A classified board is also widely used as a safeguard to protect against inadequate tender offers or unsolicited attempts to seize control of a company. The classification of the Company's Board was just one of several measures that the Company adopted to guard against the danger of a hostile takeover at an inadequate price and to give the Board of Directors the opportunity and bargaining power to maximize shareholder value. For example, if the Company were confronted with an unsolicited takeover offer, the fact that the entire Board could not be removed in a single proxy fight would allow directors to evaluate the offer, study alternatives from a position of strength, and seek the best result for all shareholders. In short, a classified board is beneficial to shareholders.

    For these reasons, the Board of Directors recommends a vote AGAINST the proposal to declassify the Board of Directors.


                              EXECUTIVE OFFICERS

    The executive officers of the Company are Carlton E. Turner, Ph.D., D.Sc., Kenneth M. Yates, D.V.M., Robert W. Schnitzius and G. Scott Vogel. Biographical information for Dr. Turner is set forth under "Election of Directors" above. The following information regarding the other executive officers of the Company is given as of March 31, 2001:

    Kenneth M. (Bill) Yates, D.V.M., 50, was elected Vice President, Research and Development in January 1999. Dr. Yates initially served as a consultant to the Company beginning in 1989 and became a full-time employee in 1990. He has served in various capacities for the Company in Research and Development during the last nine years, including Product Development Coordinator for Wound Care. Since 1992, Dr. Yates has served as an Adjunct Assistant Professor, Department of Comparative Medicine, University of Texas Southwestern Medical School.

    Robert W. Schnitzius, 43, has been Chief Financial Officer and Treasurer of the Company since November 1997 and Secretary of the Company since May 1998. From 1996 to 1997, Mr. Schnitzius was the Corporate Controller for Medeva Americas, Inc., a U.S. pharmaceutical company subsidiary of Medeva PLC. From 1991 to 1996, Mr. Schnitzius served with Medeva Pharmaceuticals, also a pharmaceutical company subsidiary of Medeva PLC, first as Controller (1991 to 1993) and then as Director of Finance (1994 to 1996). From 1983 to 1991, Mr. Schnitzius served as Controller for Shoreline Products, Inc., a boat trailer manufacturer, and from 1978 to 1983, he served as Treasurer of Texas Testing Laboratories, an engineering testing laboratory.

    G. Scott Vogel, 56, has been Vice President, Operations since February 2001. From March 2000 to February 2001, Mr. Vogel was Executive Vice President of Goodier Cosmetics Inc., a contract manufacturer of cosmetics and food-grade products. Prior to that, he was Vice President of Cosmetic Laboratories, Inc., also a contract manufacturer of cosmetics and food-grade products, from September 1996 to October 1999, and was the founder and Chief Executive Officer of Lone Star Laboratories, a contract manufacturer of cosmetic, OTC drug and food-grade products, from February 1990 to June 1995.

       All executive officers of the Company are elected annually by the Board of Directors to serve until their respective successors are chosen and qualified or until their earlier death, resignation or removal from office.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]


                       SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth, as of March 31, 2001, the beneficial ownership of Common Stock of the Company by each director of the Company, each named executive officer listed in the Summary Compensation Table included elsewhere in this Proxy Statement and all directors and executive officers as a group. Except as otherwise indicated, each person named in the table below has sole voting and investment power with respect to all shares indicated as being beneficially owned by him.

                                                Common Stock
                                             Beneficially Owned
                                             ------------------
                                            Number          Percent
 Name                                      of Shares        of Class
 ----                                      ----------       --------
 Directors
 R. Dale Bowerman                            53,500 (1)        *
 George DeMott                               25,000 (2)        *
 Robert A. Fildes, Ph.D.                     27,500 (3)        *
 Thomas J. Marquez                          832,440 (4)       8.5%
 Carlton E. Turner, Ph.D., D.Sc.            215,173 (5)       2.2%
 Selvi Vescovi                               51,000 (6)        *

 Named Executive Officers (excluding
   any director named above) and Group
 Robert W. Schnitzius                        57,574 (7)        *
 Kenneth M. Yates, D.V.M.                    57,780 (8)        *
 All current directors and executive
    officers as a group (9 persons)       1,319,967 (9)      13.1%

--------------------------
*  Less than one percent.

(1) Includes 17,500 shares that Mr. Bowerman has the right to acquire pursuant to options and warrants exercisable within 60 days after March
    31, 2001.

(2) Includes 15,000 shares that Mr. DeMott has the right to acquire pursuant to options exercisable within 60 days after March 31, 2001.

(3) Includes 17,500 shares that Dr. Fildes has the right to acquire pursuant to options exercisable within 60 days after March 31, 2001.

(4) Includes 39,300 shares held in a trust controlled by Mr. Marquez and 45,100 shares that he has the right to acquire pursuant to options exercisable within 60 days after March 31, 2001.

(5) Includes 152,468 shares that Dr. Turner has the right to acquire pursuant to options exercisable within 60 days after March 31, 2001.

(6) Includes 17,500 shares that Mr. Vescovi has the right to acquire pursuant to options exercisable within 60 days after March 31, 2001.

(7) Includes 42,499 shares that Mr. Schnitzius has the right to acquire pursuant to options exercisable within 60 days after March 31, 2001.

(8) Includes 55,696 shares that Dr. Yates has the right to acquire pursuant to options exercisable within 60 days after March 31, 2001.

(9) Includes 363,263 shares that current directors and executive officers have the right to acquire pursuant to options exercisable within 60 days after March 31, 2001.

             Board Committees, Director Compensation and Reports

    The business and affairs of the Company are managed by the Board of Directors, which exercises all corporate powers and establishes corporate policies. The Board has established an Executive Committee which, with certain exceptions, may exercise all the authority and powers of the Board of Directors in the business and affairs of the Company when the Board of Directors is not in session. The current members of the Executive Committee are Selvi Vescovi (Chairman), George DeMott and Carlton E. Turner, Ph.D., D.Sc. The Board has established an Audit Committee for the purposes of reviewing the results and scope of, and the fees for, the annual audit, reviewing the financial statements and any significant transactions or events and any changes in accounting principles and practices with the independent auditors, and reviewing the internal controls and audit procedures of the Company. The current members of the Audit Committee are Robert A. Fildes, Ph.D. (Chairman), Selvi Vescovi and R. Dale Bowerman. The Board does not have a standing nominating committee. The Compensation and Stock Option Committee serves as a compensation committee and makes recommendations to the Board with respect to compensation of executive officers of the Company. The current members of the Compensation and Stock Option Committee are R. Dale Bowerman (Chairman), George DeMott and Selvi Vescovi. During fiscal 2000, the Board of Directors held six meetings, the Executive Committee held five meetings, the Audit Committee held three meetings, and the Compensation and Stock Option Committee held one meeting. All incumbent directors attended at least 75% of the aggregate of all meetings held by the Board and the committees on which they served during 2000.

 Compensation of Directors

    The Company pays each outside director a quarterly retainer of $1,500 and $1,500 for each day or portion thereof spent attending Board meetings. Outside directors who are members of the Executive Committee receive $1,500 for each Executive Committee meeting that they attend. Outside directors who are members of the Compensation and Stock Option or Audit Committee each receive $1,000 for each committee meeting that they attend, unless the meeting is held on the same day as a Board meeting, in which case the amount paid is $500. The Company also reimburses each outside director who does not live in the Dallas, Texas area for travel expenses incurred in attending Board and committee meetings.

    Pursuant to the Company's 1995 Stock Option Plan, as amended, nonqualified options to purchase shares of the Company's Common Stock may be granted to outside directors from time to time. Each option granted to an outside director has a term of four years, is exercisable in whole or in part at any time during its entire term and remains effective during its entire term, regardless of whether the optionee continues to serve as a director. (See "Proposal to Amend 1995 Stock Option Plan" above, however, for information concerning a proposal to approve an amendment to the 1995 Stock Option to change the maximum term of future options granted to outside directors from four years to 10 years.) The purchase price per share of Common Stock covered by each such option is fixed by the Board of Directors or the Compensation and Stock Option Committee and must be equal to or greater than the fair market value per share of Common Stock on the date of grant. In 2000, each of the five outside directors received an option to purchase 2,500 shares of Common Stock at an exercise price of $2.03125 per share.

 Compensation Committee Interlocks and Insider Participation

    The Company's executive compensation program is administered by the Compensation and Stock Option Committee of the Board of Directors. During 2000, the Committee was composed of R. Dale Bowerman, Chairman, George DeMott and Selvi Vescovi. All of the persons who served on the Committee during 2000 were and still are outside directors of the Company. Mr.
 Vescovi served as interim President and Chief Executive Officer of the Company in March and April 1995.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

                     Report of the Compensation Committee

    The following is a report submitted by the current members of the Compensation and Stock Option Committee addressing the Company's compensation policy as it related to the President and Chief Executive Officer of the Company (the "CEO") and each other executive officer of the Company whose combined salary and bonus for the fiscal year ended December 31, 2000 exceeded $100,000.

    Compensation Philosophy

    The Company's executive compensation program is designed to align executive compensation with financial performance, business strategies and Company values and objectives. To achieve these objectives, the Committee has developed and implemented an executive compensation program which provides executives with compensation opportunities that are intended to be competitive with companies of comparable size in the pharmaceutical industry.

    In applying this philosophy, the Committee has established a program to accomplish the following objectives:

    * attract and retain executives of outstanding abilities who are critical to the long-term success of the Company;

    * reward executives for achievement of internal Company goals as well as for Company performance relative to industry performance levels; and

    *  reward   executives  for  long-term   strategic  management  and   the
       enhancement of shareholder value by providing equity ownership in the Company.

    Through  these   objectives,  the   Company  integrates   its   executive
 compensation program with its annual and long-term strategic planning.

    Against the foregoing background, the Company's executive compensation policies integrate annual base salary compensation with a bonus award system which is based upon both corporate and individual performance levels.

    Fiscal 2000 Compensation

    For fiscal 2000, the Company's executive compensation program consisted of (i) base salary, adjusted from the prior year, (ii) bonus payable in cash or a combination of cash and stock, and (iii) stock options. With respect to base salary, the Company considers published executive compensation data of comparable companies in the industry and utilizes surveys to establish base salaries that are within the range of those paid to persons holding comparably responsible positions at such companies. In addition, the Committee considers evaluations by the CEO of the individual performance of each executive, other than the CEO, in setting such executive's salary for the year. The performance of the CEO is evaluated by the Executive Committee of the Board of Directors in collaboration with the Committee.

    The Committee determined that current salary levels for key Company executives are competitive within the industry.

    Bonuses may be granted to executives based upon criteria established by the Company's 1995 Management Compensation Plan (the "Compensation Plan") adopted by the Company's Board of Directors and approved by its shareholders in 1995. Under the Compensation Plan, executives of the Company are eligible to receive incentive compensation in the form of annual bonuses payable 50% in cash and 50% in Common Stock of the Company. An executive's bonus under the Compensation Plan consists of a target bonus multiplied by a performance component. The target bonus is a specified percentage of the executive's base salary, with the percentage being dependent on the executive's position grade. The maximum target bonus for the highest position grade is currently 35% of the executive's base salary. The performance component is a percentage rate measuring results achieved in comparison to the Company's Annual Operating Budget. Performance is judged on the basis of three scenarios: (i) sales at Annual Operating Budget; (ii) profit at Annual Operating Budget; and (iii) achievement of remaining bonus criteria and individual goals as established by the Committee. These goals are designed to achieve the Company's short-term and long-term objectives. Following determination by the Committee of the amounts of bonus payable, if any, to executives, 50% of the bonus is payable in cash and 50% is payable in shares of the Company's Common Stock. The number of shares is determined by dividing 50% of the total bonus by the fair market value of the Common Stock on the date of certification of payment of the bonus by the Committee.

    No incentive bonuses were paid to executive officers in 2000 based upon the Compensation Plan criteria set forth above. Pursuant to authority delegated to the Committee by the Board of Directors to grant cash bonuses on a discretionary basis outside of the Compensation Plan, the Committee authorized the payment of bonuses of $18,401 to Robert W. Schnitzius (Chief Financial Officer, Treasurer and Secretary) and $12,526 to Dr. Kenneth M. Yates (Vice President, Research and Development) for 2000, based on the performance of the operations under their responsibility, as well as the bonus to the CEO described below.

    Stock Option Grants

    The Committee has discretion to grant stock options to executive officers under the Company's 1995 Stock Option Plan. The Committee grants stock options with the goal of providing compensation and incentive to work toward the long-term success of the Company. In determining the time and date of grant and the number of shares subject thereto, the Committee may take into account the nature of the services rendered, the executive's potential contributions to the success of the Company's business, and such other facts as the Committee in its discretion deems appropriate. Each of the 2000 option awards to executive officers of the Company was made in accordance with the Company's 1995 Stock Option Plan.

    CEO Compensation

    Carlton E. Turner, Ph.D., D.Sc. has been the CEO of the Company since April 26, 1995. The CEO's 2000 base pay was determined by the Committee on the basis of its overall assessment of Dr. Turner's responsibilities, his past performance with the Company, and competitive market data on salary levels for pharmaceutical companies of similar size.

    Dr. Turner was paid a bonus of $21,262 for 2000 based on the successful negotiation of a licensing and distribution agreement with Medline Industries, Inc. for the exclusive distribution of the Company's wound care products.

    Summary

    The Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and shareholder interests. As performance goals are met or exceeded, resulting in increased value to shareholders, executives are awarded commensurately. The Committee believes that compensation levels during fiscal 2000 adequately reflected the Company's compensation goals and policies.

    Dated:  March 30, 2001.

                                   By the Members of the Committee:

                                   R. Dale Bowerman, Chairman
                                   George DeMott
                                   Selvi Vescovi



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                   Report of the Audit Committee

 To the Shareholders of Carrington Laboratories, Inc.:

    The Audit Committee of the Board of Directors is responsible for overseeing the Company's financial reporting process and helping to ensure the reliability of the Company's financial statements. The Board of Directors has adopted a written Charter for the Audit Committee to follow in carrying out this responsibility. In 2000, the Board of Directors, acting on a recommendation by the Audit Committee, amended and restated the Charter of the Audit Committee to read as set forth in Appendix C.

 Independence of Audit Committee Members

    Each of the three members of the Audit Committee is independent, as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers, Inc.'s listing standards.

 Review and Discussions

    The Audit Committee has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2000. It has also discussed with the Company's independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors at Ernst & Young LLP, as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent auditors their independence.

    The Audit Committee has considered whether Ernst & Young LLP's performance of non-audit services for the Company is compatible with maintaining that firm's independence and has concluded that the performance of audit and non-audit services by that firm does not adversely affect its independence.

 Fees

    Audit Fees. The Company expects to pay Ernst & Young LLP aggregate fees of $113,500 for auditing the Company's financial statements for the year 2000 and reviewing the financial statements included in the Company's Form 10-Q Quarterly Reports filed with the Securities and Exchange Commission for that year.

    Financial  Information  Systems Design  and  Implementation  Fees.    The
 Company did not engage Ernst & Young LLP to provide any financial information systems design and implementation services during the year 2000.

    All Other Fees.   Aggregate fees billed to the  Company by Ernst &  Young
 LLP for all other non-audit services rendered to the Company during the year 2000 were $2000.

 Recommendation to Include Audited Financial Statements in Annual Report

    Based on the reviews and discussions referred to above, and the report of the independent auditors, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

 Dated:  March 30, 2001.           Audit Committee

                                   /s/
                                   ---------------------------------
                                   Robert A. Fildes, Ph.D., Chairman
                                   R. Dale Bowerman
                                   Selvi Vescovi


                        EXECUTIVE COMPENSATION TABLES

    The following table sets forth certain summary information regarding compensation awarded to, earned by or paid to the Chief Executive Officer of the Company and each other executive officer of the Company whose combined salary and bonus for the fiscal year ended December 31, 2000 exceeded $100,000 (collectively, the "named executive officers") for the years indicated.

                              Table 1

                                  Summary Compensation Table
                                  --------------------------
                                                                                     Long-Term
                                                                                    Compensation
                                                                                    ------------
                                              Annual Compensation                      Awards
                                  --------------------------------------------------------------
                                                                        Other        Securities
                                                                        Annual       Underlying     All Other
 Name and                         Fiscal                                Compen-     Options (No.     Compen-
 Principal Position                Year      Salary       Bonus (1)     sation       of Shares)      sation
 ------------------                ----      -------      ------        ------       ----------      ------
 Carlton E. Turner, Ph.D.,         2000     $284,780     $21,262           -          30,000            -
   D.Sc., President and            1999     $258,770     $21,300           -          30,000            -
   Chief Executive Officer         1998     $225,000           -           -         138,125(2)         -

  Robert W. Schnitzius,            2000     $134,820     $18,401           -          10,000            -
    Chief Financial Officer        1999     $128,100     $ 7,700           -          10,000            -
                                   1998     $120,000           -           -          30,000(2)         -

  Kenneth M. Yates, D.V.M.,        2000     $134,820     $12,526           -          10,000            -
   Vice President,                 1999     $123,900     $ 7,100           -          10,000            -
   Research & Development (3)      1998     $108,700     $ 9,800           -          44,930(2)         -

 ----------------------------
 (1) Each bonus for 2000, 1999, and 1998 was paid in cash.

 (2) Represents options granted in exchange for the surrender of previously granted options covering an equal number of shares. Each new option has an exercise price of $4.8125 per share.

 (3) Dr. Yates was first elected as an executive officer of the Company on January 14, 1999.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]


    The following table sets forth certain information relating to options granted under the Company's 1995 Stock Option Plan to the named executive officers in fiscal year 2000.

                              Table 2

                     Options Granted During Year Ended December 31, 2000
                     ---------------------------------------------------

                                                                                  Potential
                                                                             Realizable Value at
                                                                             Assumed Annual Rates
                                                                                of Stock Price
                                                                                 Appreciation
                                     Individual Grants                       for Option Term (1)
                      ---------------------------------------------------    -------------------
                         Number of
                        Securities    % of Total
                        Underlying      Options     Exercise
                          Options     Granted to     Price
                          Granted    Employees in     Per      Expiration
         Name        (No. of Shares)  Fiscal Year    Share        Date         5%          10%
         ----         -------------   -----------    -----        ----        ----        -----
 Carlton E. Turner,    30,000 (2)       11.4%      $1.3125       12/13/10    $24,763     $62,752
 Ph.D., D.Sc.

 Robert W. Schnitzius  10,000 (2)        3.8%      $1.3125       12/13/10    $ 8,254     $20,917

 Kenneth M. Yates,     10,000 (2)        3.8%      $1.3125       12/13/10    $ 8,254     $20,917
 D.V.M.

---------------------
(1) The  assumed  five  percent   and  ten  percent  rates  of  stock   price
    appreciation are  specified by the  Securities and Exchange  Commission's proxy  rules  and  do  not  reflect  expected  actual  appreciation.  The amounts shown  represent the  assumed values of the  stock  options (less the exercise prices) at the end of the ten-year periods beginning on  the dates of grant and ending on the option expiration dates.

(2) Incentive stock option  with a term  of ten years  and an exercise  price equal to the fair market value of the Company's Common Stock on the  date
    of grant.   Option becomes exercisable with  respect to one-third of  the shares covered thereby  in each year in  the three-year period  beginning one year after the date of grant.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

    The following table sets forth certain information with respect to the exercise of options to purchase Common Stock of the Company during the year ended December 31, 2000, and outstanding options held at that date, by the named executive officers. For purposes of this table, the "value" of an outstanding option is the difference between the market price at December 31, 2000 of the shares of Common Stock underlying the option and the aggregate exercise price of such option. The unexercisable portions of such options have been valued as if such portions were exercisable in full on December 31, 2000, in accordance with Securities and Exchange Commission rules.

                              Table 3

                Aggregated Option Exercises in Fiscal Year
        Ended December 31, 2000 and Fiscal Year-End Option Values
        ---------------------------------------------------------


                       Shares                Number of Securities
                      Acquired               Underlying Unexercised      Value of Unexercised
                         on                  Options at  12/31/00           In-the-Money
                      Exercise                  (No. of Shares)          Options at 12/31/00
                       (No. of    Value    --------------------------  -------------------------
   Name                Shares)   Realized  Exercisable Unexercisable   Exercisable Unexercisable
   ----                -------   --------  ----------- -------------   ----------- -------------
 Carlton E. Turner,      -         -          152,468      94,532          -           -
  Ph.D., D.Sc.

 Robert W. Schnitzius    -         -           42,499      27,501          -           -

 Kenneth M. Yates,       -         -           55,696      31,234          -           -
  D.V.M.

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 PERFORMANCE GRAPH

    The following graph sets forth for the years indicated the cumulative total shareholder return for the Company's Common Stock, the Nasdaq Stock Market - U.S. Index, and a Company-constructed Peer Group(2). The information reflected in the graph was provided to the Company by Research Holdings, Ltd. of San Francisco, California.


                      [ PERFORMANCE GRAPH APPEARS HERE ]

                                            Cumulative Total Return (1)
                                  ---------------------------------------------
                                  12/95   12/96   12/97   12/98   12/99   12/00
                                  -----   -----   -----   -----   -----   -----
 Carrington Laboratories, Inc.     100      25       14       7       7       3

 Peer Group (2)                    100      94       85      48      85     238

 Nasdaq Stock Market - U.S.        100     123      151     213     395     126

 --------------------------
 (1) Total return assuming reinvestment of dividends.  Assumes $100 invested on December 31, 1995 in the Company's Common Stock, The Nasdaq Stock
     Market - U.S. Index.
 (2) The Peer Group comprises the following companies: Atrix Labs Inc., Axys
     Pharmaceuticals Inc., Cell Therapeutics Inc., Cellegy Pharmaceuticals
     Inc., Collagenex Pharmaceuticals Inc., Columbia Labs Inc., Cubist
     Pharmaceuticals Inc., Depomed Inc., Draxis Health Inc., Duramed
     Pharmaceuticals Inc., Dusa Pharmaceuticals Inc., Immulogic
     Pharmaceutical Corp., Immunogen Inc., Insite Vision Inc., Kos
     Pharmaceuticals Inc., Matrix Pharmaceutical Inc., Microcide
     Pharmaceuticals Inc., Nastech Pharmaceutical Inc., Natures Sunshine
     Products Inc., Neotherapeutics Inc., Noven Pharmaceuticals Inc.,
     Onyx Pharmaceuticals Inc., Pharmaceutical Res Inc., Quigley Corp.,
     Regeneron Pharmaceuticals, Sciclone Pharmaceuticals Inc., Sheffield
     Pharmaceuticals Inc., Titan Pharmaceuticals Inc., Trega Biosciences
     Inc., Viropharma Inc. and Weider Nutrition International, Inc.


           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    For the fiscal year ended December 31, 2000, Dr. Carlton E. Turner filed one late report on Form 4 relating to one transaction that occurred during December 2000; Robert W. Schnitzius filed a late report on Form 5 relating to one transaction that occurred during December 2000; and Dr. Kenneth M. Yates filed a late report on Form 5 relating to one transaction that occurred during December 2000. In addition, G. Scott Vogel filed a late report on Form 3 following his employment by the Company in February 2001. In making these disclosures, the Company has relied solely on written representations of its directors and executive officers and copies of the reports filed by them with the Securities and Exchange Commission.


                            SHAREHOLDER PROPOSALS

    The 2002 annual meeting of the shareholders of the Company is tentatively scheduled to be held on May 16, 2002. Shareholder proposals intended to be included in the Company's proxy statement for the 2001 annual meeting must be received by the Company no later than December 17, 2001, in accordance with Rule 14a-8 of the Securities and Exchange Commission.

    With respect to shareholder proposals that are not intended to be included in the Company's proxy statement, the Bylaws of the Company provide that notice of any such shareholder proposal nominating persons for election to the Board of Directors of the Company must be received at the Company's principal executive office not later than 90 days prior to the annual meeting, and all other shareholder proposals must be received not later than 60 days in advance of the annual meeting if the meeting is to be held within 30 days preceding the anniversary of the previous year's annual meeting, or 90 days in advance of the meeting if it is to be held on or after the anniversary of the previous year's meeting.


                                ANNUAL REPORT

    The Company has provided without charge to each person whose proxy is solicited hereby a copy of the Company's 2000 Annual Report, which includes a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2000, as filed with the Securities and Exchange Commission. Additional copies of the 2000 Annual Report, including the Form 10-K, may be obtained without charge upon written request to Robert W. Schnitzius, Chief Financial Officer, Carrington Laboratories, Inc., 2001 Walnut Hill Lane, Irving, Texas 75038.


                                MISCELLANEOUS

      The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telefacsimile, electronic mail and telegram by directors, officers, and employees of the Company, who will receive no additional compensation for such activities. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                         By Order of the Board of Directors

                                         /s/ George DeMott
                                         ---------------------
                                         George DeMott, Chairman of the Board

 Irving, Texas
 April 16, 2001


                                                                   APPENDIX A

                                                           AS AMENDED THROUGH
                                                                JUNE 15, 1995

                        CARRINGTON LABORATORIES, INC.
                        EMPLOYEE STOCK PURCHASE PLAN


      Section 1. Purpose. It is the purpose of the Plan to promote the interests of the Company and its shareholders by providing a method by which eligible employees may use voluntary payroll deductions to purchase shares of Common Stock at a discount, thereby affording them the opportunity to invest in the Company at a preferential price, and to acquire a proprietary interest in the Company and an increased personal interest in its continued success and progress. The Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code and shall be construed accordingly.

      Section 2. Definitions. As used herein the following terms have the following meanings:

           (a) "Affiliate" means any corporation that is a subsidiary corporation of the Company within the meaning of Section 424(f) of the Code and that has been designated by the Committee as an Affiliate for purposes of the Plan.

           (b) "Board of Directors" means the Board of Directors of the Company.

           (c) "Code" means the United States Internal Revenue Code of 1986, as from time to time amended.

           (d)   "Committee" means  the  Committee  described  in  Section  4 hereof.

           (e) "Common Stock" means the $.01 par value Common Stock of the Company.

           (f)   "Company" means Carrington Laboratories, Inc.

           (g) "Compensation" means (i) with respect to a salaried employee, the basic annual salary of such employee as of the first day of the Plan Year (except with respect to a salaried employee whose participation in the Plan begins on an Enrollment Date other than January 1, in which case, for the Plan Year in which such participation begins, "Compensation" means that portion of the basic annual salary of such employee, as of the Enrollment Date on which such participation begins, that is payable for the period from such Enrollment Date through the remainder of that Plan Year), and shall not include bonuses, overtime pay, allowances, commissions, deferred compensation payments or any other extraordinary compensation, and (ii) with respect to an hourly compensated employee, the straight-time hourly rate of pay of such employee as of the first day of the Plan Year, multiplied by 2,080 (except with respect to an hourly compensated employee whose participation in the Plan begins on April 1, July 1 or October 1, in which case, for the Plan Year in which such participation begins, "Compensation" means the straight-time hourly rate of pay of such employee as of such April 1, July 1 or October 1, multiplied by 1,560, 1,040 or 520, respectively), and shall not include bonuses, overtime pay, premium pay or other irregular payments. The Compensation of an employee who does not receive salary or wages computed in United States dollars shall be determined by converting such salary or wages into United States dollars in accordance with the Compensation Exchange Rate.

           (h) "Compensation Exchange Rate" means the New York foreign currency exchange rate as reported in The Wall Street Journal for the last business day in December immediately preceding the first day of the Plan Year.

           (i) "Eligible Employee" means any employee of the Company or an Affiliate who is eligible to participate in the Plan pursuant to
      Section 5 hereof.

           (j) "Enrollment Date" means any January 1, April 1, July 1 or October 1 of any Plan Year.

           (k) "Fair Market Value" means the closing sale price on the date in question (or, if there was no reported sale on such date, on the last preceding day on which any reported sale occurred) of the Common Stock on the Nasdaq National Market or any national stock exchange or other stock market on which the Common Stock may from time to time be traded.

           (l) "Option" means any option to purchase shares of Common Stock granted by the Committee pursuant to the provisions of the Plan.

           (m) "Participant" means an Eligible Employee who elects to participate in the Plan pursuant to Section 6 hereof.

           (n) "Plan" means this Carrington Laboratories, Inc. Employee Stock Purchase Plan.

           (o) "Plan Year" means each period beginning on January 1 and ending on the following December 31, commencing January 1, 1993.

      Section 3. Number of Shares. The aggregate number of shares of Common Stock issued pursuant to Options granted under the Plan shall not exceed a total of 500,000 shares. The maximum number of shares of Common Stock available for sale under the Plan is subject to adjustment as provided in
 Section 14. The Common Stock to be delivered upon exercise of Options may consist of authorized but unissued shares of Common Stock or shares of Common Stock previously issued and reacquired by the Company.

      Section 4. Administration of the Plan. The Plan shall be administered by the Committee, which shall consist of three or more employees of the Company. Each member of the Committee shall be appointed by and shall serve at the pleasure of the Board of Directors. The Board of Directors shall have the sole continuing authority to appoint members of the Committee both in substitution for members previously appointed and to fill vacancies however caused. The following provisions shall apply to the administration of the Plan by the Committee:

           (a) The Committee shall designate one of its members as Chairman and shall hold meetings at such times and places as it may determine. Each member of the Committee shall be notified in writing of the time and place of any meeting of the Committee at least two days prior to such meeting, provided that such notice may be waived by a Committee member. A majority of the members of the Committee shall constitute a quorum and any action taken by a majority of the members of the Committee present at any duly called meeting at which a quorum is present (or action unanimously approved in writing) shall constitute action by the Committee.

           (b) The Committee may appoint a Secretary (who need not be a member of the Committee) who shall keep minutes of its meetings. The Committee may make such rules and regulations for the conduct of its business as it may determine.

           (c) The Committee shall have full authority subject to the express provisions of the Plan to interpret the Plan, to provide, modify and rescind rules and regulations relating to it and to make all other determinations and perform such actions as the Committee deems necessary or advisable to administer the Plan.

           (d) No member of the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

      Section 5. Eligible Employees. Each employee of the Company or an Affiliate shall be eligible to participate in the Plan; provided, however, that:
           (a) An employee shall not be granted an Option if such employee would, immediately after grant of the Option, own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary corporation of the Company (within the meaning of Section 424(e) and (f) of the Code). For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply, and stock which the employee may purchase under any outstanding options shall be treated as stock owned by the employee; and

           (b) No employee shall be granted an Option under the Plan which would permit such employee's rights to purchase shares of stock under all employee stock purchase plans of the Company and its parent and subsidiary corporations (within the meaning of Section 424(e) and (f) of the Code) to accrue (within the meaning of Section 423(b)(8) of the
      Code) at a rate which exceeds U.S. $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year during which any such option granted to such employee is outstanding at any time.

 For purposes of this Section 5, the term "employee" shall not include an employee whose customary employment is 20 hours or less per week or is for not more than five months in any calendar year.

      Section 6. Method of Participation. Each person who will be an Eligible Employee on any Enrollment Date may elect to participate in the Plan by executing and delivering to the Company, on or before such Enrollment Date, a payroll deduction authorization form as provided in this Section. Such Eligible Employee shall thereby become a Participant on such Enrollment Date and shall remain a Participant until such Eligible
 Employee's participation is terminated as provided in Section 11 or 12 hereof; provided, however, that if the Company does not receive such payroll deduction authorization form in time to implement the authorized withholding for the payroll period that includes such Enrollment Date, no withholding shall be made on behalf of such Participant pursuant to this Plan until the next succeeding payroll period.

           The payroll deduction authorization form executed by a Participant shall request withholding, by means of substantially equal payroll deductions over the Plan Year, of an amount which shall be not more than 10% nor less than 1% of such Participant's Compensation for the Plan Year. A Participant may change the withholding rate of his or her payroll deduction authorization within such limits by delivering a new payroll deduction authorization form to the Company; provided, however, that a change pursuant to this sentence may be made by each Participant no more than three times in respect of any Plan Year; and provided further, that if the Company does not receive such new payroll deduction authorization form in time to implement the change for the payroll period during which it receives such form, the change authorized thereby shall not be made until the next succeeding payroll period. All amounts withheld in accordance with a Participant's payroll deduction authorization shall be credited to a withholding account for such Participant. No interest shall be payable on withholding accounts.

      Section 7. Grant of Options. Each Participant shall be granted an Option on the first day of each Plan Year to purchase shares of Common Stock; provided, however, that a Participant who begins participation on an Enrollment Date other than January 1 in accordance with Section 6 shall be granted an Option on such Enrollment Date and on the first day of each succeeding Plan Year. Each Option shall be exercisable in installments on the last business day of each calendar month during the Plan Year, beginning with the month in which the Option is granted, for the number of whole shares of Common Stock to be determined by dividing (a) the balance in the Participant's withholding account on the last business day of the month by
 (b) the purchase  price per share  of the Common  Stock as determined  under
 Section 8. In no event shall the number of shares with respect to which an Option is granted to a Participant in a Plan Year exceed that number of shares which has an aggregate Fair Market Value (determined on the date of grant) of U.S. $25,000, and the number of shares actually purchased by a Participant in a Plan Year may not exceed this number. The Company shall reduce, on a substantially proportionate basis, the number of shares of Common Stock receivable by each Participant upon exercise of an Option in any month in the event that the total number of shares then available under the Plan is less than the total number of shares with respect to which all Participants exercise Options in such month.

      Section 8. Option Price. The purchase price per share of Common Stock under each installment of each Option shall equal the lesser of (a) 85% of the Fair Market Value per share of Common Stock on the date of grant of the Option or (b) 85% of the Fair Market Value per share of Common Stock on the date on which the installment is exercised.

      Section 9. Exercise of Options. An employee who is a Participant in the Plan on the last business day of a month shall be deemed automatically to have exercised the current installment of the Option granted to him or her for that Plan Year. Upon such exercise, the Company shall apply the entire balance of the Participant's withholding account to the purchase of the maximum number of whole shares of Common Stock as determined under
 Section 7. For purposes of this Section 9, the balance in the withholding account of a Participant whose salary or wages are not computed in United States dollars shall be converted into United States dollars in accordance with the New York foreign currency exchange rate as reported in The Wall Street Journal for the last business day of the month. Shares of Common Stock purchased for a Participant under the Plan shall be held in custody for the account of such Participant as provided in the following paragraph unless he or she has requested, by written notice to the Company at any time, with respect to any installment of an Option or with respect to all installments, that certificates representing shares purchased for his or her account under the Plan not be held in custody. The Company shall issue and deliver to the Participant certificates representing shares for which such a request has been made as soon as practicable after such shares are purchased, subject to the limitations set forth in the following sentence of this Section 9. Certificates representing shares for which such a request has not previously been made and which are being held in custody shall be issued and delivered to the Participant as soon as practicable after the end of the month in which the Participant makes a written request to the Company therefor; provided, however, that the obligation of the Company to deliver shares of Common Stock shall be postponed for such period of time as may be necessary to register or qualify the purchased shares under the Securities Act of 1933 and any applicable foreign or state securities law; and, provided further, that the Participant shall not be entitled to receive a certificate representing the shares in his or her account under the Plan, other than at the end of a Plan Year or upon withdrawal from the Plan pursuant to Section 11 or 12, unless there are ten or more shares in such account.

           The Company shall issue or cause to be issued one or more global certificates (collectively, the "Global Certificate"), in the name of an officer or officers of Company designated from time to time by the Committee to serve as Custodian for Participants in the Plan, representing all shares purchased for Participants under the Plan that the Company has not been requested to deliver to the Participants. The Company shall maintain complete and accurate records indicating the number of shares purchased for each Participant under the Plan for which certificates have not been issued and delivered to such Participant, and the Company shall, no less frequently than quarterly, deliver reports to such Participants indicating such number of shares and containing such other information as the Company may deem necessary or advisable. A Participant shall possess all of the rights and privileges of a stockholder of the Company with respect to Common Stock purchased under the Plan upon the issuance to or for the benefit of the Participant of a certificate or certificates (including the Global Certificate) representing such shares. The Company shall deliver or cause to be delivered to each Participant for whom shares of Common Stock have been purchased under the Plan and are represented by the Global Certificate all dividends and distributions in respect of such shares and all notices, proxy statements and other communications to the Company's shareholders in accordance with applicable law and the rules and regulations of the Securities and Exchange Commission.

           No fractional shares shall be issued upon exercise of any installment of an Option. Any balance remaining in a Participant's withholding account following exercise of an installment shall be returned to the Participant, except that any such balance representing a fractional share of Common Stock shall be retained in the withholding account and applied to the purchase of shares in the next month. The cash proceeds received by the Company upon exercise of an Option shall constitute general funds of the Company. To the extent any installment of an Option is exercised with respect to less than all of the shares of Common Stock available for purchase under such installment, the unexercised portion of the installment shall expire and become null and void as of the end of the month for which such installment was exercisable. Any unexercised portion of an Option shall expire and become null and void as of the end of the Plan Year in which such Option was granted.

      Section 10. Restrictions on Sale of Stock. Shares of Common Stock purchased under the Plan may not be sold, pledged or otherwise transferred within two years after the date of purchase unless such shares are first offered to the Company for purchase at a price equal to the Fair Market Value of the shares on the date on which the Participant delivers written notice of such offer to the Company. The Company must accept or reject the offer no later than 5:00 p.m., Central Time, on the next business day following its receipt of the written notice from the Participant. If the Company rejects or fails to accept the offer, the Participant shall be free to sell, pledge or transfer the shares covered by such offer; provided, however, that shares of Common Stock purchased under the Plan may not be sold, pledged or otherwise transferred under any circumstances prior to the approval of the Plan by the Company's shareholders in accordance with
 Section 17. Certificates representing shares of Common Stock issued under the Plan shall contain a restrictive legend describing or referring to the restrictions imposed by this Section 10, in accordance with applicable law, until such restrictions have terminated with respect to the shares represented by such certificates.

      Section 11. Cancellation of Option and Withdrawal From the Plan. A Participant who holds an Option under the Plan may at any time prior to exercise of the final installment thereof pursuant to Section 9 cancel the remaining unexercised portion of such Option by written notice delivered to the Company. Upon such cancellation, the balance in the Participant's withholding account and any shares being held in custody shall be returned to such Participant and he or she shall cease to be a Participant. Partial cancellation shall not be permitted.

           A Participant may terminate his or her payroll deduction authorization as of any date by written notice delivered to the Company and shall thereby cease to be a Participant as of such date. Partial termination of a payroll deduction authorization shall not be permitted, except to the extent expressly permitted by Section 6 of this Plan. Any Participant who voluntarily terminates his or her payroll deduction authorization prior to the last business day of a month shall be deemed to have cancelled the remaining unexercised portion of his or her Option, including the installment that would have been exercisable on the last business day of such month.

           A Participant who withdraws from the Plan pursuant to this Section 11 may re-enroll as of any subsequent Enrollment Date on which he or she is an Eligible Employee in accordance with the procedure set forth in Section 6 of this Plan; provided, however, that a Participant shall not be permitted to re-enroll in the Plan until an Enrollment Date that is at least six months after the date of his or her withdrawal.

      Section 12. Termination of Employment. Upon the termination of a Participant's employment with the Company or an Affiliate for any reason, such person shall cease to be a Participant, the unexercised portion of any Option held by such Participant under the Plan shall be deemed cancelled, the balance of such Participant's withholding account and any shares being held in custody shall be returned to such Participant (or, in the event of the Participant's death, to the executor or administrator of his or her estate) and he or she shall have no further rights under the Plan.

           All Participants shall have the same rights and privileges under the Plan. Notwithstanding the foregoing, nothing in the Plan shall confer upon any Participant any right to continue in the employ of the Company or an Affiliate or in any way interfere with the right of the Company or an Affiliate to terminate the employment of the Participant at any time, with or without cause. Transfers of employment among the Company and its Affiliates and approved leaves of absence not exceeding 90 days shall not be considered terminations of employment for purposes of this Plan.

      Section 13. Transferability. An Option granted under the Plan shall not be transferable by the Participant and shall be exercisable only by the Participant.

      Section 14. Adjustments Upon Changes in Common Stock. In the event the Company shall effect a split of the Common Stock or declare a dividend payable in Common Stock, or in the event the outstanding Common Stock shall be combined into a smaller number of shares, the maximum number of shares as to which Options may be granted under the Plan shall be increased or decreased proportionately, and the Fair Market Value per share of Common Stock as of the date of grant of all outstanding Options shall be adjusted, for purposes of making the determination required by Section 8 of this Plan, in a manner deemed appropriate by the Board of Directors.

           In the event of a reclassification of Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization of the Company, including a merger, consolidation or sale of assets, the Board of Directors shall make such adjustments, if any, as it may deem appropriate in the number, purchase price and kind of shares that are covered by Options theretofore granted under the Plan or that are otherwise subject to the Plan. The provisions of this Section shall only be applicable if, and only to the extent that, the application thereof does not conflict with any valid governmental statute, regulation or rule.

      Section 15. Amendment and Termination of the Plan. Subject to the right of the Board of Directors to terminate the Plan prior thereto, the Plan shall terminate when all or substantially all of the Common Stock reserved for purposes of the Plan has been purchased. No Options may be granted after termination of the Plan. The Board of Directors may alter or amend the Plan but may not without the approval of the shareholders of the Company and of any regulatory authorities having jurisdiction make any alteration or amendment thereof which operates (a) to increase the total number of shares of Common Stock which may be issued under the Plan (other than as provided in Section 14), (b) to modify the criteria for determining the employees (or class of employees) eligible to receive Options under the Plan or (c) to materially increase benefits accruing under the Plan to Participants who are subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act").

           No termination or amendment of the Plan shall adversely affect the rights of a Participant under an outstanding Option, except with the consent of such Participant.

      Section 16. Requirements of Law. The granting of Options and the issuance of Common Stock upon the exercise of an Option shall be subject to all applicable laws, rules and regulations and to such approval by governmental agencies as may be required.

      Section 17. Effective Date of the Plan. The Plan shall become effective, as of the date of its adoption by the Board of Directors, if it is duly approved at the 1993 annual meeting of stockholders of the Company.
  The affirmative vote of the holders of at least a majority of the shares of stock of the Company present and voting on the approval of the Plan at the meeting, provided that the total number of shares voting for the proposal represents more than 50% of the total number of shares of stock entitled to vote at such annual meeting, shall be required to approve the Plan. If the Plan is not so approved, the Plan shall terminate, the unexercised portions of all Options granted hereunder shall be null and void and all shares of Common Stock theretofore issued upon the exercise of Options under the Plan shall be deemed cancelled. Certificates representing shares issued to Participants prior to shareholder approval of the Plan shall bear appropriate legends indicating that the shares have been issued contingent upon shareholder approval and are cancellable in the event such approval is not obtained. Upon such cancellation, Participants shall promptly deliver to the Company all certificates representing cancelled shares and the Company shall promptly return to the Participants, without interest, all funds obtained from such Participants through payroll deductions and used for the purchase of such shares.

      Section 18. Rule 16b-3 Compliance. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors adopted under the Exchange Act, some of which conditions are not set forth herein. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.


                                                                   APPENDIX B

                       CARRINGTON LABORATORIES, INC.

                          1995 STOCK OPTION PLAN

            As Amended and Restated Effective January 15, 1998

                                 ARTICLE I

                                  General

      Section 1.01. Purpose. It is the purpose of the Plan to promote the interests of the Company and its shareholders by attracting, retaining and stimulating the performance of selected Employees, Directors and Consultants by giving such Employees, Directors and Consultants the opportunity to acquire a proprietary interest in the Company and an increased personal interest in its continued success and progress.

      Section 1.02. Definitions. As used herein the following terms have the following meanings:

           (a) "Affiliate" means any parent or subsidiary corporation of the Company within the meaning of Section 424(e) and (f) of the Code.

           (b)   "Board" means the Board of Directors of the Company.

           (c)   "Code" means the Internal Revenue Code of 1986, as amended.

           (d)   "Committee" means the  Stock Option  Committee described  in
      Article II hereof.

           (e) "Common Stock" means the $0.01 par value Common Stock of the Company.

           (f) "Company" means Carrington Laboratories, Inc., a Texas corporation.

           (g) "Consultant" means any consultant or advisor of the Company or an Affiliate who is not an Employee or Director, provided that bona fide services are rendered by the consultant or advisor and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

           (h)   "Director" means a member of the Board.

           (i)   "Employee"  means  any  employee   of  the  Company  or   an
      Affiliate.

           (j)   "Employee-Director" means an Employee who is a Director.

           (k) "Fair Market Value" means (A) the closing sales price of the Common Stock on the date in question (or, if there is no reported sale on such date, then on the last preceding date on which a reported sale occurred), as reported on the NASDAQ National Market (if the Common Stock is not listed on a national securities exchange and sales of the Common Stock are regularly reported on such market), or as reported on a national securities exchange (if the Common Stock is listed for trading on such exchange), or (B) the mean between the bid and ask prices of the Common Stock on the date in question (or, if there is no report of such prices on such date, then on the last preceding date on which such prices were reported), as reported by the National Association of Securities Dealers, Inc.

           (l) "Option" means any option to purchase shares of Common Stock granted pursuant to the provisions of the Plan.

           (m) "Optionee" means an Employee, Outside Director or Consultant who has been granted an Option under the Plan.

           (n)   "Outside Director" means a Director who is not an Employee.

           (o) "Plan" means this Carrington Laboratories, Inc. 1995 Stock Option Plan, as amended and restated effective January 15, 1998.

      Section 1.03. Number of Shares. Options may be granted by the Company from time to time under the Plan to purchase an aggregate of 1,500,000 shares of the authorized Common Stock. If any Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to such expired or terminated Option shall be available for purposes of the Plan.


                                  ARTICLE II

                                Administration

      The Plan shall be administered by a Stock Option Committee which shall consist of two or more Outside Directors, each of whom shall be a disinterested person within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), or any similar rule or regulation promulgated thereunder. Each member of the Committee shall be appointed by and shall serve at the pleasure of the Board. The Board shall have the sole continuing authority to appoint members of the Committee both in substitution for members previously appointed and to fill vacancies however caused. The following provisions shall apply to the administration of the Plan:

           (a) The Committee shall designate one of its members as Chairman and shall hold meetings at such times and places as it may determine. Each member of the Committee shall be notified in writing of the time and place of any meeting of the Committee at least two days prior to such meeting, provided that such notice may be waived by a Committee member. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority of the members of the Committee present at any duly called meeting at which a quorum is present (as well as any action unanimously approved in writing) shall constitute action by the Committee.

           (b) The Committee may appoint a Secretary (who need not be a member of the Committee) who shall keep minutes of its meetings. The Committee may make such rules and regulations for the conduct of its business as it may determine.

           (c) The Committee shall have full authority, subject to the express provisions of the Plan, to interpret the Plan, to provide, modify and rescind rules and regulations relating thereto, to determine the terms and provisions of each Option and the form of each option agreement evidencing an Option granted under the Plan and to make all other determinations and perform such actions as the Committee deems necessary or advisable to administer the Plan. In addition, the Committee shall have full authority, subject to the express provisions of the Plan, to determine the Employees, Outside Directors and Consultants to whom Options shall be granted, the time or date of grant of each such Option, the number of shares subject thereto, and the price at which such shares may be purchased. In making such determinations, the Committee may take into account the nature of the services rendered by the Employee, Outside Director or Consultant, his present and potential contributions to the success of the Company's business and such other facts as the Committee in its discretion shall deem appropriate to carry out the purposes of the Plan.

           (d) Notwithstanding the authority hereby delegated to the Committee to grant Options under the Plan, the Board also shall have full authority, subject to the express provisions of the Plan, to grant Options under the Plan, to interpret the Plan, to provide, modify and rescind rules and regulations relating to it, to determine the terms and provisions of Options granted under the Plan and to make all other determinations and perform such actions as the Board deems necessary or advisable to administer the Plan.

           (e) No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.


                                 ARTICLE III

                    Grants of Options to Outside Directors

      Section 3.01. Grants of Options. At any time and from time to time on or after January 15, 1998, during the term of the Plan and subject to the express provisions hereof, Options may be granted by the Committee to any Outside Director for such number of shares of Common Stock as the Committee in its discretion shall deem to be in the best interest of the Company and which will serve to further the purposes of the Plan. The Options granted under this Article III shall not be incentive stock options under Section 422 of the Code.

      Section 3.02. Price. The purchase price per share of Common Stock under each Option granted under this Article III shall be determined by the Committee but in no event shall be less than 100% of the Fair Market Value per share of Common Stock on the date of grant of such Option.

      Section 3.03. Option Period and Terms of Exercise of Options. Except as otherwise provided for herein, each Option granted to an Outside Director under the Plan shall be exercisable in whole or in part during the four-year period commencing on the date of grant of such Option. Any Option granted to an Outside Director shall remain effective during its entire term regardless of whether the Optionee continues to serve as a Director; provided, however, that the otherwise unexpired portion of any Option granted hereunder to an Outside Director shall expire and become null and void immediately upon the termination of such Outside Director's Board membership if such Outside Director ceases to serve on the Board by reason of such Outside Director's (a) fraud or intentional misrepresentation, or
 (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Affiliate. Nothing in the Plan or in any option agreement evidencing an Option granted under the Plan to an Outside Director shall confer upon such Director any right to continue as a Director of the Company.


                                  ARTICLE IV

                        Grants of Options to Employees

      Section 4.01. Grants of Options. At any time and from time to time during the term of the Plan and subject to the express provisions hereof, Options may be granted by the Committee to any Employee for such number of shares of Common Stock as the Committee in its discretion shall deem to be in the best interest of the Company and which will serve to further the purposes of the Plan. The Committee, in its discretion, may designate any Option granted to an Employee as an incentive stock option intended to qualify under Section 422 of the Code; provided, however, that the aggregate Fair Market Value of the Common Stock with respect to which incentive stock options granted to an Employee under the Plan (including all options qualifying as incentive stock options pursuant to Section 422 of the Code granted to such Employee under any other plan of the Company or any Affiliate) are exercisable for the first time by such Employee during any calendar year shall not exceed $100,000, determined as of the date the incentive stock option is granted. If an Option that is intended to be an incentive stock option shall be granted and such Option does not comply with the proviso of the immediately preceding sentence, such Option shall not be void but shall be deemed to be an incentive stock option to the extent it does not exceed the limit established by such proviso and shall be deemed a nonqualified stock option to the extent it exceeds that limit.

      The aggregate number of shares of Common Stock for which any Employee may be granted Options under the Plan during any one calendar year shall not exceed 75,000.

      Section 4.02. Price. The purchase price per share of Common Stock under each Option granted under this Article IV shall be determined by the Committee but in no event shall be less than 100% of the Fair Market Value per share of Common Stock at the time the Option is granted; provided, however, that the purchase price per share of Common Stock under any incentive stock option granted to an Optionee who, at the time such incentive stock option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate shall be at least 110% of the Fair Market Value per share of Common Stock at the date of grant.

      Section 4.03. Option Period and Terms of Exercise of Employee Options. Except as otherwise provided for herein, each Option granted to an Employee under the Plan shall be exercisable during such period as the Committee shall determine; provided, however, that the otherwise unexpired portion of any Option granted to an Employee shall expire and become null and void no later than upon the first to occur of (i) the expiration of ten years from the date such Option was granted, (ii) the expiration of 30 days from the date of termination of the Optionee's employment with the Company or an Affiliate for any reason other than his retirement, death or disability,
 (iii) the expiration of one year from the date of termination of the Optionee's employment with the Company or an Affiliate by reason of his death or disability, (iv) the expiration of three years from the date of termination of such Optionee's employment with the Company or an Affiliate by reason of his retirement, or (v) the expiration of two years from the date of such Optionee's death following the termination of his employment with the Company or an Affiliate by reason of his retirement.

           Anything herein to the contrary notwithstanding, the otherwise unexpired portion of any Option granted to an Employee hereunder shall expire and become null and void immediately upon the termination of such Employee's employment with the Company or an Affiliate by reason of such Employee's fraud, dishonesty or performance of other acts detrimental to the Company or an Affiliate, or if, following the termination of the Employee's employment with the Company or an Affiliate, the Company determines that there is good cause to cancel such Option.

           Any incentive stock option granted to an Optionee who, at the time such incentive stock option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate shall not be exercisable after the expiration of five years from the date of its grant.

           Under the provisions of any option agreement evidencing an Option granted to an Employee, the Committee may limit the number of shares purchasable thereunder in any period or periods of time during which the Option is exercisable and may impose such other terms and conditions upon the exercise of an Option as are not inconsistent with the terms of the Plan; provided, however, that the Committee, in its discretion, may accelerate the exercise date of any such Option.

      Section 4.04. Termination of Employment. A transfer of employment among the Company and any of its Affiliates shall not be considered to be a termination of employment for the purposes of the Plan. Nothing in the Plan or in any option agreement evidencing an Option granted under the Plan to an Employee, including an Employee-Director, shall confer upon any Optionee any right to continue in the employ of the Company or any Affiliate or in any way interfere with the right of the Company or any Affiliate to terminate the employment of the Optionee at any time, with or without cause.


                                  ARTICLE V

                       Grant of Options to Consultants

      Section 5.01. Grant of Options. At any time and from time to time during the term of the Plan and subject to the express provisions hereof, Options may be granted by the Committee to any Consultant for such number of shares of Common Stock as the Committee in its discretion shall deem to be in the best interest of the Company and which will serve to further the purposes of the Plan. The Options granted under this Article V shall not be incentive stock options under Section 422 of the Code.

      Section 5.02. Price. The purchase price per share of Common Stock under each Option granted under this Article V shall be determined by the Committee but in no event shall be less than 100% of the Fair Market Value per share of Common Stock at the time the Option is granted.

      Section 5.03. Option Period and Terms of Exercise of Consultant Options. Except as otherwise provided for herein, each Option granted to a Consultant under the Plan shall be exercisable during such period as the Committee shall determine; provided, however, that the otherwise unexpired portion of any Option granted to a Consultant shall expire and become null and void no later than upon the first to occur of (i) the expiration of ten years from the date such Option was granted or (ii) the expiration of one year from the date of the Consultant's death. Anything herein to the contrary notwithstanding, the otherwise unexpired portion of any Option granted to a Consultant hereunder shall expire and become null and void immediately upon the termination of the Consultant's services to the Company or an Affiliate by reason of the Consultant's fraud, dishonesty or performance of other acts detrimental to the Company or an Affiliate, or if, at any time during or after the performance of the Consultant's services to the Company or an Affiliate, the Company determines that there is good cause to cancel such Option.

           Under the provisions of any option agreement evidencing an Option granted to a Consultant, the Committee may limit the number of shares purchasable thereunder in any period or periods of time during which the Option is exercisable and may impose such other terms and conditions upon the exercise of an Option as are not inconsistent with the terms of the Plan; provided, however, that the Committee, in its discretion, may accelerate the exercise date of any such Option.

      Section 5.04. Termination of Consulting Services. Nothing in the Plan or in any option agreement evidencing an Option granted under the Plan to a Consultant shall confer upon any Consultant any right to continue as a consultant or advisor of the Company or any Affiliate or in any way interfere with the right of the Company or any Affiliate to terminate the services of the Consultant at any time, with or without cause.


                                  ARTICLE VI

                                Miscellaneous

      Section 6.01. Adjustments Upon Changes in Common Stock. In the event the Company shall effect a split of the Common Stock or a dividend payable in Common Stock, or in the event the outstanding Common Stock shall be combined into a smaller number of shares, the maximum number of shares as to which Options may be granted under the Plan shall be decreased or increased proportionately. In the event that, before delivery by the Company of all of the shares of Common Stock for which any Option has been granted under the Plan, the Company shall have effected such a split, dividend or combination, the shares still subject to such Option shall be increased or decreased proportionately and the purchase price per share shall be decreased or increased proportionately so that the aggregate purchase price for all of the shares then subject to such Option shall remain the same as immediately prior to such split, dividend or combination.

           In the event of a reclassification of Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization (including a merger, consolidation or sale of assets) of the Company, the Board shall make such adjustments, if any, as it may deem appropriate in the number, purchase price and kind of shares covered by the unexercised portions of Options theretofore granted under the Plan. The provisions of this Section shall only be applicable if, and only to the extent that, the application thereof does not conflict with any valid governmental statute, regulation or rule.

           Subject to Article VI, Section 6.02 of the Plan, and notwithstanding any indication to the contrary in the preceding paragraphs of this Section 6.01, upon the occurrence of a "Change in Control" (as hereinafter defined) of the Company, the maturity of all Options then outstanding under the Plan (other than Options granted under Article V hereof) shall be accelerated automatically, so that all such Options shall become exercisable in full with respect to all shares as to which they shall not have previously been exercised or become exercisable; provided, however, that no such acceleration shall occur with respect to Options held by optionees whose employment with the Company or an Affiliate shall have terminated prior to the occurrence of such Change in Control.

           For purposes of the Plan, a "Change in Control" of the Company shall be deemed to have occurred if:

           (a)   the shareholders of the Company shall approve:

                 (i) any merger, consolidation or reorganization of the Company (a "Transaction") in which the shareholders of the Company immediately prior to the Transaction would not, immediately after the Transaction, beneficially own, directly or indirectly, shares representing in the aggregate more than 50% of all votes to which all shareholders of the corporation issuing cash or securities in the Transaction (or of its ultimate parent corporation, if any) would be entitled under ordinary circumstances in the election of directors, or in which the members of the Company's Board immediately prior to the Transaction would not, immediately after the Transaction, constitute a majority of the board of directors of the corporation issuing cash or securities in the Transaction (or of its ultimate parent corporation, if any),

                 (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions contemplated or arranged by any party as a single plan) of all or substantially all of the Company's assets, or

                 (iii)    any  plan  or  proposal  for  the  liquidation   or
           dissolution of the Company;

           (b) individuals who constitute the Company's Board as of April 1, 1995 (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this subparagraph (b), any individual who becomes a Director of the Company subsequent to April 1, 1995, and whose election, or nomination for election by the Company's shareholders, is approved by a vote of at least a majority of the Incumbent Directors who are Directors at the time of such vote, shall be considered an Incumbent Director; or

           (c) any "person," as that term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its subsidiaries, or any entity organized, appointed or established by the Company for or pursuant to the terms of such plan), together with all "affiliates" and
      "associates" (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the "beneficial owner" or "beneficial owners" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate 20% or more of either (i) the then outstanding shares of Common Stock or (ii) the combined voting power of all then outstanding securities of the Company having the right under ordinary circumstances to vote in an election of the Company's Board ("Voting Securities"), in either such case other than as a result of acquisitions of such securities directly from the Company.

           Notwithstanding the foregoing, a "Change in Control" of the Company shall not be deemed to have occurred for purposes of subparagraph
 (c) of this Section 6.01 solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Common Stock or other Voting Securities outstanding, increases (i) the proportionate number of shares of Common Stock beneficially owned by any person to 20% or more of the shares of Common Stock then outstanding or (ii) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 20% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (i) or (ii) of this sentence shall thereafter become the beneficial owner of any additional shares of Common Stock or other Voting Securities (other than as a result of a stock split, stock dividend or similar transaction), then a "Change in Control" of the Company shall be deemed to have occurred for purposes of subparagraph (c) of this
 Section 6.01.

      Section 6.02. Amendment and Termination of the Plan. Subject to the right of the Board to terminate the Plan prior thereto, the Plan shall terminate at the expiration of ten years from April 1, 1995. No Options may be granted after termination of the Plan. The Board may at any time suspend, terminate, amend or modify the Plan; provided, however, that no amendment or modification of the Plan shall become effective without the approval of such amendment or modification by the shareholders of the Company if the Company, on the advice of counsel, determines that such shareholder approval is necessary or desirable. Upon termination of the Plan, the terms and provisions of the Plan shall, notwithstanding such termination, continue to apply to Options granted prior to such termination. No suspension, termination, amendment or modification of the Plan shall adversely affect the rights of an Optionee under an Option, except with the consent of such Optionee.

      Section 6.03. Payment of Purchase Price; Application of Funds. Upon exercise of an Option, the purchase price shall be paid in full in cash or by check; provided. however, that at the request of an Optionee and to the extent permitted by applicable law, the Company shall approve reasonable arrangements with Optionees who are Outside Directors and may, in its sole and absolute discretion, approve reasonable arrangements with one or more Optionees who are Employees or Consultants and their respective brokerage firms, under which such an Optionee may exercise his Option by delivering to the Company an irrevocable notice of exercise, together with such other documents as the Company shall require, and the Company shall, upon receipt of full payment in cash or by check of the purchase price and any other amounts due in respect of such exercise, deliver to such Optionee's brokerage firm one or more certificates representing the shares of Common Stock issued in respect of such exercise. The proceeds of any sale of Common Stock covered by Options shall constitute general funds of the Company. Upon exercise of an Option, the Optionee will be required to pay to the Company the amount of any federal, state or local taxes required by law to be withheld in connection with such exercise.

      Section 6.04. Requirements of Law. The granting of Options and the issuance of Common Stock upon the exercise of an Option shall be subject to all applicable laws, rules and regulations and to such approval by governmental agencies as may be required.

      Section 6.05. Nontransferability of Options. An Option granted under the Plan shall not be transferable by the Optionee except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee.

      Section 6.06. Investment Letter. The Company's obligation to deliver Common Stock with respect to an Option shall be conditioned upon its receipt from the Optionee to whom such Common Stock is to be delivered of an executed investment letter containing such representations and agreements as the Committee may determine to be necessary or advisable in order to enable the Company to issue and deliver such Common Stock to such Optionee in compliance with the Securities Act of 1933 and other applicable federal, state or local securities laws or regulations.

      Section 6.07. Date of Adoption and Effective Date of the Plan. The original Carrington Laboratories, Inc. 1995 Stock Option Plan (the "Original Plan") became effective on April 1, 1995. The first amendment and restatement of the Original Plan became effective on March 27, 1996. This second amendment and restatement of the Original Plan was approved by the Board on January 15, 1998 and shall be deemed effective as of that date, provided it is duly approved by the holders of a majority of the shares of Common Stock present or represented and entitled to vote at the 1998 annual meeting of shareholders of the Company. If not so approved, this second amendment and restatement of the Original Plan shall be null and void, any Options granted hereunder to Outside Directors on or after January 15, 1998 and prior to the date of the 1998 annual meeting of shareholders of the Company shall be null and void, and the first amendment and restatement of the Original Plan shall remain in full force and effect in accordance with its terms.

      Section 6.08.  Gender.  Words of any gender  used in the Plan shall  be
 construed  to  include  any  other  gender,  unless  the  context   requires
 otherwise.


                                                                   APPENDIX C

                       CARRINGTON LABORATORIES, INC.

                  AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                  CHARTER


 1.   PURPOSE

      The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

      * Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system,

      * Recommend to the Board of Directors the engagement and discharge of the Corporation's independent accountants, and monitor their independence,

      * Review and appraise the audit efforts of the Corporation's independent accountants,

      *    Provide  an  open   avenue  of   communication  among  the
           independent accountants, financial and senior management and the Board of Directors.

      The Audit Committee will primarily fulfill those responsibilities by carrying out the activities enumerated in Section IV of the Charter.

 II.  COMPOSITION

      The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an independent director (as that term is defined in Rule 4200 of the National Association of Securities Dealers, Inc.), and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Each member of the Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement, or shall become able to do so within a reasonable period of time after being appointed to the Committee. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background giving him or her financial sophistication, which may include being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

      Notwithstanding the preceding paragraph, one director who is not independent and is not a current employee of the Corporation or an immediate family member of such an employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances,
      (i) determines that such director's membership on the Committee is required by the best interests of the Corporation and its shareholders, and (ii) discloses the nature of the relationship and the reasons for that determination in the Corporation's next annual proxy statement subsequent to such determination.

      The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board to serve until the next annual organizational meeting of the Board and until their respective successors shall be duly elected and qualified or until their earlier respective death, resignation, disqualification or removal. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

 III. MEETINGS

      The Committee shall meet at least two times annually or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or either of these groups believes should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements.

 IV.  RESPONSIBILITIES AND DUTIES

      To fulfill its responsibilities and duties the Audit Committee shall:

      Documents/Reports Review

      1. Review and update this Charter periodically, at least annually, as conditions dictate.

      2. Review the Corporation's annual financial statements and any financial reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

      3. Review with financial management and the independent accountants each Form 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

      Independent Auditors

      4. In recognition of the independent accountants' ultimate accountability to the Board of Directors and the Audit Committee, which are representatives of the Corporation's shareholders, the Committee shall review and evaluate the performance of the independent accountants and, when circumstances warrant, recommend to the Board the discharge of the independent accountants and the engagement of new independent accountants, considering their effectiveness, independence and cost.

      5. At least annually, (i) obtain from the accountants a formal written statement delineating all of their relationships with the Corporation, consistent with applicable standards promulgated by the Independence Standards Board, and (ii) actively engage in a dialogue with the accountants with respect to any disclosed relationships or services that may impact the accountants' objectivity and independence. The Committee shall also recommend from time to time appropriate action to be taken by the Board to oversee the independence of the accountants.

      6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

      Financial Reporting Processes

      7. In consultation with the independent accountants, review the integrity of the Corporation's financial reporting processes, both internal and external.

      8. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

      9. Consider and recommend to the Board, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

      Process Improvement

      10. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

      11. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

      12. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

      13. Review with the independent accountants and management, the extent to which changes or improvements in financial or accounting practices, as approved by the Board, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

      14. Periodically evaluate the need for an internal audit function for the Corporation.

      Ethical and Legal Compliance

      15. Review and update periodically the Corporation's Business Conduct Policy and ensure that management has established a system to enforce this Policy.

      16. Review management's monitoring of the Corporation's compliance with its Business Conduct Policy and ensure that management has the proper review system in place to ensure that Corporation's financial statements, report and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

      17. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

      18. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

      19. Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.




                               [ PROXY CARD ]


                        CARRINGTON LABORATORIES, INC.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
        THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2001

      The undersigned hereby  appoints Carlton E.  Turner, Ph.D., D.Sc.,  and

 Robert W.  Schnitzius  as  proxies,  each with  the  power  to  appoint  his substitute, and  hereby  authorizes  them  to  represent  and  to  vote,  as designated on  the  reverse  hereof,  all the  shares  of  Common  Stock  of

 Carrington  Laboratories,  Inc.  (the  "Company")  held  of  record  by  the undersigned on March 30, 2001, at the Annual Meeting of Shareholders of  the

 Company to  be  held on May 17, 2001, at  8:30 a.m. local time,  at the  Las

 Colinas Country Club,  4900 North O'Connor  Boulevard, Irving, Texas  75062,

 and at any adjournment(s) thereof.  Receipt of the Notice of Annual  Meeting of Shareholders and the Proxy Statement  in connection therewith and of  the

 Company's 2000 Annual Report to Shareholders is hereby acknowledged.



                 (Continued and to be Signed on Reverse Side)





                The directors recommend a vote FOR items 1 through 5.
                   The directors recommend a vote AGAINST item 6.

 1.   ELECTION OF DIRECTORS.                                   Nominees:
      [   ]  FOR all nominees   [   ]  WITHHOLD AUTHORITY      Thomas Marquez
             listed at right           to vote for all         Selvi Vescovi
             (except as marked         nominees listed
             to contrary below)        at right

      INSTRUCTION: (To withhold authority to vote for any individual nominee, write that nominee's name on the following line.)
                   _______________________________________

 2. The Company's proposal to approve an amendment to its Employee Stock Purchase Plan to increase the number of shares covered by the Plan
      [   ]  FOR     [   ]  AGAINST      [   ]  ABSTAIN

 3. The Company's proposal to approve an amendment to the provision of its Employee Stock Purchase Plan relating to shareholder approval of amendments to the Plan.
      [   ]  FOR     [   ]  AGAINST      [   ]  ABSTAIN

 4. The Company's proposal to approve an amendment to its 1995 Stock Option Plan to increase the maximum term for which options may be granted to non-employee directors.
      [   ]  FOR     [   ]  AGAINST      [   ]  ABSTAIN

 5. The Company's proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 2001.
      [   ]  FOR     [   ]  AGAINST      [   ]  ABSTAIN

 6.   The proposal of a shareholder to declassify the Board of Directors.
      [   ]  FOR     [   ]  AGAINST      [   ]  ABSTAIN


 THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS HEREON. IN THE ABSENCE OF SUCH SPECIFICATIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEES LISTED IN THIS PROXY, FOR ITEMS 2-5 ABOVE, AGAINST ITEM 6 ABOVE, AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS THAT COMES BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

 PLEASE  COMPLETE,  DATE  AND  SIGN  THIS PROXY AND RETURN IT IN THE ENCLOSED
 ENVELOPE.

 The undersigned hereby revokes any proxy or proxies heretofore given to represent or vote such Common Stock and hereby ratifies and confirms all actions that the proxies named herein, their substitutes, or any of them, may lawfully take in accordance with the terms hereof.


 Dated:__________, 2001  ____________________________________________________
                         Signature*

                         ____________________________________________________
                         Signature of joint owner*

 *NOTE: When signing on behalf of a corporation, partnership, estate, trust or in any representative capacity, please sign name and title. To vote shares held jointly, each joint owner must sign.